UBS U.S. LARGE CAP GROWTH FUND
a series of THE UBS FUNDS

Dear Shareholder:

A special meeting (the “Meeting”) of shareholders of the UBS U.S. Large Cap Growth Fund (the “UBS Fund”), a series of The UBS Funds (the “UBS Trust”), has been scheduled for 10:30 a.m. Central time on Friday, June 26, 2009 (the “Meeting”). The Meeting will be held at the offices of UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606.

If you are a shareholder of record as of the close of business on March 26, 2009, you are entitled to vote at the Meeting and at any adjournment or postponement of the Meeting. While you are, of course, welcome to join us at the Meeting, most shareholders are likely to cast their votes by filling out and signing a proxy card, like the one enclosed.

The attached combined Prospectus/Proxy Statement is designed to give you information relating to the proposal upon which you will be asked to vote. You are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) that would result in the reorganization of the UBS Fund into the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Laudus Fund”), a substantially similar fund created within the Laudus Trust just for this purpose. If shareholders of the UBS Fund approve the Plan, the Laudus Fund will acquire all of the assets, subject to the liabilities of the UBS Fund, and each shareholder of the UBS Fund will receive an amount of shares of the Laudus Fund equal in value to the shares of the UBS Fund owned by such holder at the time of the closing of the reorganization. Each shareholder of the UBS Fund would no longer hold shares of the UBS Fund, and instead would be a shareholder of the Laudus Fund. We encourage you to vote to approve the proposal.

The following three pages include “questions and answers” that we hope will assist you in evaluating the proposal. Before you vote, however, please read the full text of the combined Prospectus/Proxy Statement.

Your vote is very important to us, no matter how large or small your holdings. Please review the enclosed materials and vote your shares. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding the enclosed Prospectus/Proxy Statement, please call the proxy solicitor at 1-877-225-6862 if you are dialing within the U.S.; if you are dialing outside of the U.S. you should call the following number, collect, instead: 1-781-575 3369. To vote by phone or the Internet, please follow the instructions on the enclosed proxy card.

Thank you for taking the time to consider this important proposal and for your investment in the UBS U.S. Large Cap Growth Fund.

Sincerely,

Kai R. Sotorp
President of The UBS Funds

Dear Shareholder of UBS U.S. Large Cap Growth Fund,

The Board of Trustees of the UBS U.S. Large Cap Growth Fund (the “UBS Fund”) is recommending that you approve a reorganization of the UBS Fund into the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Laudus Growth Investors Fund”), a substantially similar fund created within the Laudus Trust. Charles Schwab Investment Management, Inc. (“CSIM”), the investment adviser to the Laudus Growth Investors Fund anticipates that shareholders of the UBS Fund will benefit from the reorganization due to a reduction in operating expenses. In addition, CSIM anticipates that shareholders of the UBS Fund will benefit from the following:

•	Potentially lower expenses due to asset growth opportunity as an affiliated fund on the Schwab platform.

•	Consistency — same investment strategy and day-to-day investment management team as the current UBS Fund.

•	The reorganization is intended to be accomplished on a tax-free basis, which means that the reorganization should result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the reorganization

The Laudus Funds are dedicated to giving investors direct access to a suite of high-quality sub-advised funds, actively managed by distinguished investment managers. The Laudus Funds’ investment managers have proven track records and include a number of renowned institutional money managers. They have demonstrated outstanding industry leadership and are highly skilled at designing funds that can meet the challenges of diverse market conditions. The Laudus Funds currently consists of three groups of funds:

•	Laudus Rosenberg Funds — sub-advised by AXA Rosenberg Investment Management LLC

•	Laudus MarketMasters Funds — a series of multi-managed, “best in class” funds

•	Laudus Mondrian Funds — sub-advised by Mondrian Investment Partners Limited

We believe the Laudus Fund would be an exciting addition to the our line-up.

In case you have further questions, feel free to call 1-800-447-3332. We look forward to serving you.

Sincerely,

Jeffrey Mortimer
President of the Laudus Funds

Questions and Answers

Q. Why am I receiving this Prospectus/Proxy Statement?

A.	As more fully explained in the enclosed Prospectus/Proxy Statement, you are being asked to approve an Agreement and Plan of Reorganization (the “Plan”) for the UBS U.S. Large Cap Growth Fund (the “UBS Fund”) a series of The UBS Funds (the “UBS Trust”) that would result in the reorganization of the UBS Fund into the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Laudus Fund”), a series of the Laudus Trust. If shareholders of the UBS Fund approve the Plan, all of the UBS Fund’s assets (subject to its liabilities) will be transferred to the Laudus Fund, in exchange for an equal value of shares of the Laudus Fund. These shares of the Laudus Fund will then be distributed to the UBS Fund’s shareholders. Shareholders of each class of the UBS Fund will receive shares of the sole class of the Laudus Fund equal in value to their investment in the UBS Fund, and then the UBS Fund will be liquidated. This transaction is referred to as the “Reorganization”. As the result of the Reorganization, you will cease to be a shareholder of the UBS Fund and you will become a shareholder of the Laudus Fund.

Q. Who is eligible to vote?

A.	Shareholders of record of the UBS Fund at the close of business on March 26, 2009, are entitled to notice of and to vote at the Meeting or at any adjournment thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold at the Meeting.

Q. How will the Reorganization affect my account?

If the Reorganization is approved by shareholders, your UBS Fund shares will be exchanged for an equivalent dollar amount of Laudus Fund shares. Your account registration and account options will remain the same unless you change them. It is intended that the exchange will occur on a tax-free basis for federal income tax purposes. It is further intended your aggregate tax basis in the account will remain the same.

Q. Are the investment objectives and policies of the Laudus Fund similar to those of the UBS Fund?

A.	Yes. The investment objectives of the Laudus Fund and the UBS Fund are identical. There are, however, certain non-material differences in investment policies and risks between the UBS Fund and the Laudus Fund. Please see “Comparison of the UBS Fund and the Laudus Fund” in the Prospectus/Proxy Statement. In addition, UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the current investment adviser of the UBS Fund, will serve as sub-adviser to the Laudus Fund, managing the Fund utilizing a similar investment program to that of the UBS Fund.

Q. How will the Reorganization affect Fund fees and expenses?

A.	Shareholders of Class A shares, Class B shares, Class C shares and Class Y shares of the UBS Fund will receive shares of the sole class of the newly organized Laudus Fund. The total operating expenses of the shares of the Laudus Fund are expected to be lower than the UBS Fund’s current total operating expenses with respect to Class A shares, Class B shares, Class C shares and Class Y shares.

The contractual and effective management fee of the Laudus Fund will be equal to that of the UBS Fund’s current contractual and effective management fee.

Please see “Fees and Expenses” in the Prospectus/Proxy Statement for a detailed breakdown of the fees and expenses paid by the UBS Fund in comparison with those paid by the Laudus Fund after the Reorganization.

Q. Will there by any federal income tax consequences as a result of the Reorganization?

A.	The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the reorganization qualifies for such treatment, shareholders will not recognize taxable gain or loss as a result of the exchange of their shares of the UBS Fund for shares of the Laudus Fund. Each shareholder should, however, consult his or her own tax advisors regarding the effect of the Reorganization, if any, in light of his or her individual circumstances. Each shareholder should also consult a tax advisor about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Prospectus/Proxy Statement relates to the federal income tax consequences only.

Q. Will I have to pay any sales load, charge or other commission in connection with the Reorganization?

A.	No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the Reorganization. You will receive shares of the Laudus Fund having an aggregate net asset value equal to the aggregate net asset value of shares of the UBS Fund that you own on the date of the Reorganization.

Q. What happens if the Reorganization is not approved by shareholders?

A.	If the shareholders of the UBS Fund do not approve the Plan, the Reorganization will not take place, and the Board will consider what, if any, additional steps to take.

Q. How does the Board of Trustees recommend that I vote on the proposal?

A.	The Board of Trustees of the UBS Trust (the “Trustees” or the “Board”) recommends that shareholders vote “FOR” the Plan that will effect the Reorganization. The factors considered by the Board in approving the reorganization and recommending that you approve the Plan are discussed in more detail in the enclosed Prospectus/Proxy Statement.

Q. How do I vote my shares?

A.	You can vote in any one of four ways:

•	Through the Internet by following the instructions on the enclosed proxy card or the Notice of the Meeting;

•	By telephone by calling the number on the enclosed proxy card or the Notice of the Meeting;

•	By mail, by signing and returning the enclosed proxy card in the prepaid envelope provided if you have received this Prospectus/Proxy Statement by mail; or

•	In person at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. These voting methods will save money. Whichever method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposal, your shares will be voted by the proxies “FOR” the Plan.

Q. If I send my proxy in now as requested, can I change my vote later?

A.	You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the UBS Trust a written revocation; (2) forwarding a later-dated proxy that is received by the UBS Trust at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy card. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

The attached Prospectus/Proxy Statement contains more detailed information about the proposal, and the above discussion is qualified in its entirety by reference to the more detailed discussion contained in the Prospectus/Proxy Statement. Please read it carefully.

The UBS Funds
UBS U.S. Large Cap Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

This is to notify you that a special meeting (the “Meeting”) of shareholders of the UBS U.S. Large Cap Growth Fund (the “UBS Fund”), a series of The UBS Funds (the “UBS Trust”), will be held on Friday, June 26, 2009, at 10:30 a.m. (Central time). The Meeting will be held at the offices of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, IL 60606.

The purpose of the Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of the proposal, which are more fully described in the attached Prospectus/Proxy Statement, are as follows:

To vote on an Agreement and Plan of Reorganization between the UBS Trust, on behalf of the UBS Fund, and the Laudus Trust, on behalf of the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Laudus Fund”), that provides for: (i) the acquisition of all of the assets, subject to the liabilities, of the UBS Fund in exchange for shares of the Laudus Fund; (ii) the pro rata distribution of shares of the Laudus Fund to the shareholders of the UBS Fund; and (iii) the liquidation and dissolution of the UBS Fund.

Only shareholders of record at the close of business on March 26, 2009 are entitled to notice of, and to vote at, the Meeting or any adjourned session thereof. All record date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Shareholders are encouraged to vote their shares by telephone or through the Internet. Please see your proxy card for more information and instructions on how to vote.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Fund at One North Wacker Drive, Chicago, IL 60606; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

The notice and related Prospectus/Proxy Statement are first being mailed to shareholders on or about May 6, 2009.

By Order of the Board of Trustees

Mark F. Kemper
Vice President and Secretary of The UBS Funds

ACQUISITION OF THE ASSETS AND LIABILITIES OF
UBS U.S. LARGE CAP GROWTH FUND
A Series of the UBS Funds
One North Wacker Drive
Chicago, Illinois 60606
1-800-647-1568

IN EXCHANGE FOR SHARES OF
LAUDUS GROWTH INVESTORS U.S. LARGE CAP GROWTH FUND
A Series of the Laudus Trust
101 Montgomery Street
San Francisco, CA 94104
1-888-517-9900

COMBINED PROSPECTUS/PROXY STATEMENT

April 29, 2009

INTRODUCTION

This Prospectus/Proxy Statement is being furnished to shareholders of the UBS U.S. Large Cap Growth Fund (the “UBS Fund” or the “Acquired Fund”), a series of The UBS Funds (the “UBS Trust”), in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of the UBS Trust for use at the special meeting (the “Meeting”) of shareholders to be held on Friday, June 26, 2009, at 10:30 a.m. (Central time) at the offices of UBS Global Asset Management, One North Wacker Drive, Chicago, IL 60606, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as, the “Meeting”). Shareholders of record of the UBS Fund at the close of business on March 26, 2009 are entitled to vote at the Meeting. The proxy card and this Prospectus/Proxy Statement are being distributed to shareholders on or about May 6, 2009.

At the Meeting, the shareholders of the UBS Fund are being asked to vote on a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between the UBS Trust, on behalf of the UBS Fund, and the Laudus Trust, on behalf of the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Laudus Fund” or the “Surviving Fund”) that would result in the reorganization of the UBS Fund into the Laudus Fund, a newly organized series of Laudus Trust. The Plan has been approved by the Board of the UBS Trust and the Board of Trustees of the Laudus Trust.

If shareholders of the UBS Fund approve the Plan, all of the UBS Fund’s assets (subject to its liabilities) will be transferred to the Laudus Fund, in exchange for an equal value of shares of the Laudus Fund. These shares of the Laudus Fund will then be distributed to the UBS Fund’s shareholders. Shareholders of Class A shares, Class B shares, Class C shares and Class Y shares of the UBS Fund will receive shares of the sole class of the Laudus Fund equal in value to their investment in the UBS Fund, and then the UBS Fund will be liquidated. This transaction is referred to as the “Reorganization”. As the result of the Reorganization, each shareholder of the UBS Fund would no longer hold shares of the UBS Fund, and instead would be a shareholder of the Laudus Fund. The Reorganization is expected to be effective on or about July 13, 2009.

The Trustees of UBS Trust believe that the Reorganization is in the best interest of the UBS Fund and that the interests of the UBS Fund’s shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the UBS Fund and its shareholders. The UBS Fund and the Laudus Fund each have an investment objective that seeks to provide long-term capital appreciation.

This Prospectus/Proxy Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the UBS Fund, the Laudus Fund and the Reorganization.

The Laudus Fund has been organized as a separate investment portfolio under the Laudus Trust, which filed a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) on February 25, 2009, in order to create the Laudus Fund. The Laudus Fund’s registration statement is not yet effective. The Plan requires the Laudus Fund registration statement to be effective prior to the effective date of the Reorganization.

The following documents have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) this Prospectus/Proxy Statement:

•	The Statement of Additional Information (“SAI”) dated April 29, 2009, that relates to this Prospectus/Proxy Statement, and contains additional information about the Reorganization and the Laudus Fund

•	The Prospectus of the UBS Fund dated October 28, 2008, as supplemented February 17, 2009

The following documents have been filed with the SEC and contain additional information relating to the UBS Fund. These documents are not incorporated by reference into this Prospectus/Proxy Statement.

•	The SAI of the UBS Fund dated October 28, 2008, as supplemented December 24, 2008

•	The Annual Report of the UBS Fund dated June 30, 2008

•	The Semi-Annual Report of the UBS Fund dated December 31, 2008

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

The UBS Funds	The Laudus Funds
One North Wacker Drive	101 Montgomery Street
Chicago, Illinois 60606	San Francisco, California 94104
1-800-647-1568	1-888-517-9900

You may also obtain these documents by accessing the Internet site for Laudus Trust at www.laudus.com and the Internet site for UBS Trust at www.ubs.com/globalam. In addition, these documents, as well as proxy materials and other reports, may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trustees of the UBS Trust have fixed the close of business on March 26, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. This combined Prospectus/Proxy Statement is expected to be first sent to shareholders on or about May 6, 2009.

AN INVESTMENT IN THE UBS FUND OR THE LAUDUS FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SYNOPSIS

This is only a synopsis of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (a form of which is attached as Appendix A).

The Proposed Reorganization.

The Reorganization will involve the transfer of all the assets of, and assumption of the liabilities of, the UBS Fund, which offers Class A shares, Class B shares, Class C shares and Class Y shares, to the Laudus Fund in exchange for shares of the sole class of the Laudus Fund. The transfer of assets by the UBS Fund will occur at its then-current market value as determined in accordance with the UBS Fund’s valuation procedures, and shares of the Laudus Fund to be issued to the UBS Fund will be valued at their then-current net asset value as determined in accordance with the Laudus Fund’s valuation procedures. Shares of the Laudus Fund will be distributed, respectively, to shareholders of Class A shares, Class B shares, Class C shares and Class Y shares of the UBS Fund in exchange for their Class A shares, Class B shares, Class C shares and Class Y shares of the UBS Fund. After completion of the Reorganization, each shareholder of Class A shares, Class B shares, Class C shares and Class Y shares of the UBS Fund will own shares of the Laudus Fund equal in value to the current net asset value of such shareholder’s shares of the UBS Fund. Following the completion of the Reorganization, the UBS Fund will be liquidated and terminated.

The Reorganization is intended to be tax-free for federal income tax purposes. This means that it is intended that shareholders of the UBS Fund will become shareholders of the Laudus Fund without realizing any gain or loss for federal income tax purposes. This also means that the Reorganization is intended to be tax-free for the Laudus Fund and the UBS Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the more significant conditions is the receipt by each Fund of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the UBS Fund and its shareholders for federal income tax purposes, as described further below. For more information about the Reorganization, see “Information About the Reorganization” below.

Comparison of Investment Objectives and Principal Investment Strategies of the UBS Fund and the Laudus Fund.

The Laudus Fund will have an identical investment objective to that of the UBS Fund: seek to provide long-term capital appreciation.

The Laudus Fund will pursue substantially similar investment strategies to those of the UBS Fund.

Under normal circumstances, each Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. Each Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. In addition, up to 20% of each Fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. Each Fund may, but is not required to, use derivative instruments (“Derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of Derivatives used by each Fund include options, futures and forward currency agreements. Each Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Each Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.

Each Fund will invest in companies within its capitalization range as described above. However, each Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, each Fund is not required to dispose of the security. The

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UBS Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, each Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund’s ability to pursue its investment objective. For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Laudus Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the investment adviser for the UBS Fund and the subadviser for the Laudus Fund. UBS Global AM pursues substantially similar investment programs for each Fund. In selecting securities for each Fund, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities. UBS Global AM expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

For further information about the investment objectives and policies of the Funds, see “COMPARISON OF THE UBS FUND AND THE LAUDUS FUND — Investment Objectives and Principal Investment Strategies.”

Fees and Expenses.

The table set forth below compares the expenses the UBS Fund incurred for its last completed fiscal year ended June 30, 2008 and the estimated expenses of the Laudus Fund for the first full year after the Reorganization is consummated (assuming current asset levels of the UBS Fund remain the same).

							PRO
							FORMA
							COMBINED
	UBS FUND —	UBS FUND —	UBS FUND —		UBS FUND —		LAUDUS
	CLASS A	CLASS B	CLASS C		CLASS Y	LAUDUS FUND	FUND

SHAREHOLDER FEES (paid directly from your investment)[1]:
Maximum front-end sales charge (load) imposed on purchases	5.50%	None	None		None	None	None
Maximum contingent deferred sales charge (load)	None[2]	None[4]	None[4]		None	None	None
Exchange Fee	None	None	None		None	None	None
Redemption Fee	None[3]	None[3]	None[3]		None[3]	2.00%[10]	2.00%[10]
ANNUAL OPERATING EXPENSES (deducted from fund assets)[5,11]
Management Fees	0.70%	0.70%	0.70%		0.70%	0.70%	0.70%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	1.00%		None	None	None
Other Expenses	0.40%[6]	0.44%[6]	0.43%[6]		0.51%[6]	0.26%	0.26%
Acquired Fund Fees and Expenses[6]	0.01%	0.01%	0.01%		0.01%	None	None
Total Annual Operating Expenses	1.36%[8]	2.15%[8]	2.14%[8]		1.22%[8]	0.96%	0.96%
Less Fee Expense Reduction	0.30%	0.34%	0.33%		0.41%	(0.18%)[12]	(0.18%)[12]
Net Operating Expenses	1.06%[9]	1.81%[9]	1.81	%9	0.81%[9]	0.78%	0.78%

[1]	Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

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[2]	Until March 2, 2009, purchases of $1 million or more that were not subject to a front-end sales charge were subject to a 1% CDSC if sold within one year of the purchase date.

[3]	Prior to March 2, 2009, a redemption fee of 1.00% of amount redeemed within 90 days of purchase, if applicable, was charged on redemptions. This redemption fee was eliminated in conjunction with the Board’s approval of the Reorganization.

[4]	Prior to March 2, 2009, Class B shares of the UBS Fund were subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and Class C shares were subject to a maximum CDSC of 1.00%. These CDSCs were eliminated in conjunction with the Board’s approval of the Reorganization.

[5]	The operating expenses shown for the UBS Fund are the expenses incurred during the UBS Fund’s most recent fiscal year ending June 30, 2008.

[6]	“Other expenses” include, among other expenses, an administrative fee of 0.075% paid by the UBS Fund to UBS Global AM.

[7]	“Acquired fund fees and expenses” is the amount of the UBS Fund’s proportionate share of the fees and expenses of other investment companies that the UBS Fund indirectly pays as a result of its investment in the investment companies.

[8]	Since the “Acquired fund fees and expenses” are not directly borne by the UBS Fund, they are not reflected in the UBS Fund’s financial statements, and therefore the amounts listed in “Total annual fund operating expenses” will differ from those presented in the Financial highlights.

[9]	The UBS Trust, with respect to the UBS Fund, and UBS Global AM have entered into a written agreement pursuant to which UBS Global AM has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the UBS Fund’s operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2009, do not exceed 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class Y shares. Pursuant to the written agreement, UBS Global AM is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of UBS Global AM by the UBS Fund will not cause the UBS Fund to exceed any applicable expense limit that is in place for the UBS Fund.

[10]	Charged only to shares redeemed or exchanged within 30 days of purchase. The Laudus Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Laudus Trust or the Laudus Fund.

[11]	The Laudus Fund information in the table has been restated to reflect fees and estimated expenses for the Laudus Fund’s first full fiscal year, rather than to reflect prior expenses applicable to the UBS Fund.

[12]	Pursuant to the contractual undertaking of Charles Schwab Investment Management, Inc. (“CSIM”) (the “Expense Limitation Agreement”) to waive its management fee and bear certain expenses for the Lauds Fund when the operating expenses reach 0.78% (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Laudus Fund’s business). The Expense Limitation Agreement will be in place for at least two years from the date of the Laudus Fund’s commencement of operations. CSIM may, but is not required to, extend the Expense Limitation Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Laudus Fund to CSIM during the next two fiscal years to the extent that the repayment will not cause the Laudus Fund’s net operating expenses to exceed the then current limit (as stated in the Expense Limitation Agreement) during the respective year.

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Example

The following Example is intended to help you compare the cost of investing in the UBS Fund and the Laudus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and that you redeem your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, that each Fund’s operating expenses remain the same and that all dividends and distributions are reinvested. Although your actual costs and returns might be different based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

UBS FUND — CLASS A*	$652	$929	$1,227	$2,071
UBS FUND — CLASS B (assuming sale of all shares at end of period)*	$684	$940	$1,323	$2,070	***
UBS FUND — CLASS B (assuming no sale of shares)*	$184	$640	$1,123	$2,070	***
UBS FUND — CLASS C (assuming sale of all shares at end of period)*	$284	$638	$1,119	$2,446
UBS FUND — CLASS C (assuming no sale of shares)*	$184	$638	$1,119	$2,446
UBS FUND — CLASS Y*	$83	$347	$631	$1,441
LAUDUS FUND**	$80	$269	$495	$1,144
PRO FORMA COMBINED LAUDUS FUND**	$80	$269	$495	$1,144

*	The costs described in the example reflect the “Net operating expenses” of the UBS Fund that result from the contractual fee waiver and expense reimbursement agreement for the first year only and the costs for the years thereafter reflect the “Total annual operating expenses” without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**	The costs described in the example reflect the “Net operating expenses” of the Laudus Fund and the Pro Forma Combined Laudus Fund that result from the contractual fee waiver and expense reimbursement agreement for the first two years only and the costs for the years thereafter reflect the “Total annual operating expenses” without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond the second year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

***	Reflects conversion to Class A shares after a maximum of six years.

The projected post-Reorganization pro forma Annual Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the UBS Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Laudus Fund’s assets, many of which are beyond the control of the Laudus Fund and CSIM.

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Purchase, Exchange, and Redemption Procedures.

The chart below highlights the purchase, exchange, redemption and exchange features of the UBS Fund as compared to such features of the Laudus Fund.

	UBS FUND —	UBS FUND —	UBS FUND —	UBS FUND —	LAUDUS
	CLASS A	CLASS B	CLASS C	CLASS Y	FUND

Purchase, Exchange and Redemption Features
Minimum initial purchase/additional investment[1]	$1000/$100	$1000/$100	$1000/$100	Investment minimums vary depending on type of eligible investor[2]	$100/$0
Purchases	By intermediary, telephone or mail	By intermediary, telephone or mail	By intermediary, telephone or mail	By intermediary, telephone or mail	By intermediary, wire, mail, Laudus Funds Automatic Investment Program or investments in kind
Redemptions	By intermediary, telephone or mail	By intermediary, telephone or mail	By intermediary, telephone or mail	By intermediary, telephone or mail	By mail, phone (if authorized), or systematic withdrawal plan
Free Exchange Privileges	By mail or phone	By mail or phone	By mail or phone	By mail or phone	By mail or phone[3]

[1]	The UBS Fund may waive or reduce these amounts for: Employees of UBS Global AM or its affiliates; or Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund’s automatic investment plan.

[2]	The following are eligible to purchase Class Y shares: Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares; Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets; Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million; Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity; Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio; Shareholders who owned Class Y shares of the UBS Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program; College savings plans organized under Section 529 exclusively outside of the participating funds; Other investors as approved by the UBS Fund’s Board of Trustees; Shareholders who invest a minimum initial amount of $10 million in the UBS Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums; Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000; Employees of UBS Global AM and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the UBS Fund’s transfer agent and purchases a minimum initial amount of $50,000; and Members of the Board of directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the UBS Fund’s transfer agent.

[3]	Shareholders of the Laudus Fund are not permitted to exchange any of their shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of the Laudus Fund are not permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund.

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Prior to March 2, 2009, the UBS Fund imposed a 1% fee if a shareholder redeemed or exchanged its shares within 90 days of purchase. This redemption fee was eliminated in conjunction with the Board’s approval of the Reorganization. After the Reorganization, the Laudus Fund will charge a 2% fee on shares redeemed within 30 days of purchase. This fee is designed to ensure that short-term investors pay their share of a Fund’s transactions costs and that long-term investors do not subsidize the activities of short-term shareholders. The Laudus Fund will waive the application of the 2% redemption fee for UBS Fund shareholders on the date of the Reorganization with respect to their shareholdings as of the date of the Reorganization. Purchases of additional shares by UBS Fund shareholders after the date of the Reorganization will be subject to the Laudus Fund redemption fee.

With respect to the redemption fee for the UBS Fund, the UBS Fund did not apply the redemption fee to shares of the UBS Fund that:

•	were held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in the UBS Fund are held in omnibus accounts through certain other financial intermediaries may have been subject to the redemption fee on terms that were generally in accordance with the redemption fee terms as described in the UBS Fund’s prospectus but that may have differed in certain details. For certain retirement plans treated as omnibus accounts by the UBS Fund’s transfer agent or principal underwriter, the redemption fee was waived on non-participant initiated exchanges or redemptions;

•	were sold or exchanged under automatic withdrawal plans;

•	were held by investors in certain asset allocation programs that offered automatic rebalancing or wrap-fee or similar fee-based programs and that had been identified to the UBS Fund’s principal underwriter and transfer agent, except to the extent that transactions in those programs were shareholder initiated;

•	were sold due to death or disability of the shareholder; or

•	UBS Global AM, in its sole discretion, deemed reasonable, in light of the circumstances.

The Laudus Fund also may waive its redemption fee. The Laudus Trust reserves the right, in its sole discretion, to waive the redemption fee when, in its judgment, such waiver would be in the best interests of the Laudus Trust or the Laudus Fund. The Laudus Trust may waive the redemption fee for retirement plans, wrap accounts, charitable giving funds, unregistered separate accounts and registered investment companies.

Shares of the Laudus Fund and Class Y shares of the UBS Fund are not subject to a front-end sales charge or a contingent deferred sales charge (“CDSC”) on purchases or sales of shares. However, Class A shares, Class B shares and Class C shares of the UBS Fund are, or have been, subject to sales charges on purchases and/or redemptions of shares.

Purchases of Class A shares of the UBS Fund are subject to a maximum front-end sales charge of 5.50% of the offering price, with reduced sales charges for purchases of $50,000 or more, and no front-end sales charge imposed on purchases of $1,000,000 or more. Until March 1, 2009, purchases of $1,000,000 or more of Class A Shares of the UBS Fund, however, were subject to a contingent deferred sales charge (“CDSC”) of 1.00% for shares redeemed within one year after purchase. Purchases of Class B shares of the UBS Fund are not subject to a sales charge on purchases, but prior to March 2, 2009, were subject to a CDSC when shares are sold before the end of a specified period based on a schedule with a maximum CDSC of 5.00% of the shares’ net asset value. Purchases of Class C shares of the UBS Fund are not subject to a sales charge on purchases, but prior to March 2, 2009, were subject to a CDSC of 1.00% of the shares’ net asset value if the shares are sold within one year of purchase. The UBS Fund will reduce or waive its sales charges for certain investors and transactions in the Fund’s shares. A complete description of the UBS Fund’s sales charges and the exemptions from such charges is available in the prospectus for the UBS Fund.

For further information about the Purchase, Exchange and Redemption Procedures of the Laudus Fund, see “ADDITIONAL INFORMATION ABOUT THE LAUDUS FUND — Purchase, Exchange and Redemption Procedures.”

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12b-1 Plans.

The Laudus Fund has not adopted a shareholder service and/or distribution plan (“Rule 12b-1 Plan”) for its shares. The UBS Fund has adopted separate Rule 12b-1 Plans for the UBS Fund’s Class A shares, Class B shares and Class C shares. Under the 12b-1 Plans of the UBS Fund, UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) is entitled to receive a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares of the Fund (except Class Y shares). UBS Global AM (US) uses the service fees it receives to compensate dealers and others for their expenses in connection with providing shareholder services for the UBS Fund, including the maintenance of shareholder accounts.

In addition to the service fees, prior to March 2, 2009, the UBS Fund paid distribution fees to UBS Global AM (US) pursuant to the Rule 12b-1 Plans for the UBS Fund’s Class B shares and Class C shares. The distribution fees were paid to UBS Global AM (US) for its services and expenses in distributing and promoting Class B and Class C shares. Under the Rule 12b-1 Plans for the Class B shares and Class C shares, the UBS Fund paid UBS Global AM (US) a distribution fee, accrued daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the UBS Fund’s Class B shares and Class C shares, respectively.

Although not paid pursuant to a Rule 12b-1 Plan, the Laudus Fund may reimburse intermediaries that provide sub-accounting and sub-transfer agency services an amount up to 0.10% of the average daily net assets of the Fund on an annual basis.

For further information about the Distribution Arrangements for the Laudus Fund, see “ADDITIONAL INFORMATION ABOUT THE LAUDUS FUND — Distribution Arrangements.”

Pricing of Shares.  The UBS Fund calculates its net asset value (“NAV”) once each business day as of the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Similarly, the Laudus Fund calculates its NAV after the close of regular trading on the New York Stock Exchange.

For further information about the valuation of shares of the Laudus Fund, see “ADDITIONAL INFORMATION ABOUT THE LAUDUS FUND — Pricing of Shares.”

Dividends and Distributions.  The UBS Fund and the Laudus Fund each declare and pay distributions of dividends and interest annually, and distribute net short-term capital gains and net long-term gains annually.

For further information about the Laudus Fund’s dividends and distributions, see “ADDITIONAL INFORMATION ABOUT THE LAUDUS FUND — Dividends and Distributions.”

COMPARISON OF THE UBS FUND AND THE LAUDUS FUND

Investment Objectives and Principal Investment Strategies.

The following is a comparison of the investment objectives, principal investment strategies and portfolio management of the Funds. The primary differences between the Funds are noted in italics.

LAUDUS FUND	UBS FUND
(the Surviving Fund)	(the Acquired Fund)

Investment Objective	Investment Objective

The Laudus Fund seeks long-term capital appreciation.	The UBS Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies	Principal Investment Strategies

Under normal circumstances, the Laudus Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. In addition, up to 20% of the Fund’s net assets may be	Under normal circumstances, the UBS Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. In addition, up to 20% of the Fund’s net assets may be

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LAUDUS FUND	UBS FUND
(the Surviving Fund)	(the Acquired Fund)

invested in foreign equity securities. Investments in equity securities include common stock and preferred stock.	invested in foreign equity securities. Investments in equity securities include common stock and preferred stock.

The Laudus Fund may, but is not required to, use derivative instruments (“Derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of Derivatives used by the fund include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.	The UBS Fund may, but is not required to, use derivative instruments (“Derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of Derivatives used by the Fund include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Laudus Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.	The UBS Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.

The Laudus Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.	The UBS Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Laudus Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income, rather than long- term capital gain distributions.	UBS Global AM actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Laudus Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.	The UBS Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When the Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro-rata portion of the other investment company’s expenses. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund’s ability to pursue its investment objective.

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LAUDUS FUND	UBS FUND
(the Surviving Fund)	(the Acquired Fund)

Securities Selection Process	Securities Selection Process

In selecting securities, UBS Global AM, the subadviser, seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities. UBS Global AM expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.	In selecting securities, UBS Global AM, the subadviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities. UBS Global AM expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

Definition of U.S. Investment	Definition of U.S. Investment

In deciding whether an investment is tied to the U.S., UBS Global AM considers a number of factors including whether the investment is issued or guaranteed by the U.S. government or any of its agencies; the investment has its primary trading market in the U.S.; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, the U.S.; the investment is included in an index representative of the U.S.; and the investment is exposed to the economic fortunes and risks of the U.S.	In deciding whether an investment is tied to the U.S., UBS Global AM considers a number of factors including whether the investment is issued or guaranteed by the U.S. government or any of its agencies; the investment has its primary trading market in the U.S.; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, the U.S.; the investment is included in an index representative of the U.S.; and the investment is exposed to the economic fortunes and risks of the U.S.

Portfolio Management.  Lawrence G. Kemp and Phil Ruvinsky are co-portfolio managers for the UBS Fund and will continue in that capacity for the Laudus Fund. Mr. Kemp, as lead portfolio manager and coordinator for management of the Fund, has responsibility for managing the portfolio and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Kemp is Head of the U.S. Large Cap Growth Equity portfolio construction team at UBS Global AM. Mr. Kemp is also a Managing Director of UBS Global AM and has been an investment professional with the firm since 1992. As a co-portfolio manager, Mr. Ruvinsky has responsibility for managing the portfolio, as well as issue selection in the biotech, medical device and Internet sectors. Mr. Ruvinsky is a Senior Investment Analyst at UBS Global AM and has been an investment professional with the firm since 2003.

Principal Risk Factors

The principal risks of investments in the UBS Fund and the Laudus Fund are substantially similar. Below is a description of the risks of investing in the Funds. The discussion below presents the risks as disclosed in the Laudus Fund’s prospectus. These risks may be disclosed differently in the UBS Fund’s prospectus.

Market risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a Fund will fluctuate, which means that you could lose money.

Foreign investing risk. A Fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A Fund may also experience more rapid or extreme changes in value as compared to a

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fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Derivatives risk. A Fund may, but is not required to, use Derivatives for risk management purposes or as part of the Fund’s investment strategies. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. An option is the right to buy or sell an instrument at a specific price before a specific date. A forward currency agreement involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund’s use of Derivatives involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and management risk, are discussed elsewhere in this section. A Fund’s use of Derivatives is also subject to credit risk, liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a Derivative may not fulfill its contractual obligations. Liquidity risk is the risk that a Fund may not be able to purchase or liquidate a particular Derivative at an advantageous time or place. Lack of availability risk is the risk that suitable Derivatives may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular Derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the Derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of Derivatives may cause a Fund to realize higher amounts of short-term capital gain. These risks could cause a Fund to lose more than the principal amount invested.

Equity risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than the underlying common stock. The rights of common stockholders are generally subordinate to the rights associated with an issuer’s preferred stocks and the rights of preferred stockholders are generally subordinate to the rights associated with an issuer’s debt securities on the distribution of an issuer’s assets in the event of a liquidation.

Large-cap risk. Many of the risks of the Fund are associated with its investment in the large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid-or small-cap stocks, for instance — a Fund’s performance also will lag these investments.

“Growth” investing risk. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

Currency Risk. As a result of a Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, a Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Leverage Risk. A Fund’s transactions in Derivatives may give rise to a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a Fund’s

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portfolio securities. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Management risk. A Fund’s investment adviser makes investment decisions for the Fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause a Fund to underperform its benchmark or other funds with a similar investment objective.

Performance History.

Set forth below is past performance information for the UBS Fund, which may help provide an indication of the Laudus Fund’s risks.

Performance information for the Laudus Fund is not presented because it has not yet commenced operations. As accounting successor to the UBS Fund, the Laudus Fund will assume the UBS Fund’s historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the UBS Fund (and if the Reorganization is effected, the Laudus Fund).

The following bar chart reflects performance information for the Class Y shares of the UBS Fund, and the table reflects performance information for each class of shares of the UBS Fund. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Yearly Performance (%) — Class Y Shares

This chart provides some indication of the risks of investing in the Laudus Fund by showing changes in the UBS Fund’s performance from year to year for the past ten calendar years.

Yearly Performance

During all periods shown in the bar chart, the UBS Fund’s highest quarterly return was 20.01%, for the quarter ended December 31, 1999, and its lowest quarterly return was -22.54, for the quarter ended December 31, 2008.

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Performance Table

This table shows how the UBS Fund’s performance compares with the returns of a broad-based securities market index.

Average Annual Total Returns (for periods ending December 31, 2008)

	One	Five	Ten	Life of
	Year	Years	Years	Class

UBS U.S. LARGE CAP GROWTH FUND
Class A (12/31/98)[1]
Return Before Taxes	−41.26%	−1.49%	−3.13%	−3.13%
Class B (11/7/01)[1]
Return Before Taxes	−41.39%	−1.52%	N/A	−1.67%
Class C (11/19/01)[1]
Return before Taxes	−38.88%	−1.06%	N/A	−2.30%
Class Y (10/14/97)
Return Before Taxes	−37.74%	−0.11%	−2.30%	−0.14%
Return After Taxes**on Distributions	−37.74%	−0.14%	−2.90%	−0.79%
Return After Taxes** on Distributions and Sale of Fund Shares	−24.53%	−0.08%	−2.06%	−0.27%
Russell 1000® Growth Index[2]	−38.44%	−3.42%	−4.27%	*

*	Average annual total returns for the Russell 1000 Growth Index for the life of each class were as follows: Class A: −4.27%, Class B: −2.93%, Class C: −3.48% and Class Y: −1.06%%.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[1]	The average annual total returns for the Class A shares have been calculated to reflect the Class A shares’ current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares’ applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares’ applicable deferred sales charge for the periods indicated. The deferred sales charge applicable to Class B shares and Class C shares was eliminated effective March 2, 2009. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

[2]	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect fees and expenses.

Investment Adviser.  UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, serves as the investment adviser to the UBS Fund.

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation located at 101 Montgomery Street, San Francisco CA 94104, will serve as investment adviser to the Laudus Fund. For managing the Laudus Fund, CSIM will be entitled to receive a fee from the Laudus Fund. The fee paid is based on a percentage of the Laudus Fund’s average daily net assets. The investment advisory fee schedule for the Laudus Fund is identical to the investment advisory fee schedule for the UBS Fund. CSIM — and not the Laudus Fund — pays a portion of the advisory fees it receives to UBS Global AM in return for its services as a subadviser to the Laudus Fund.

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The following table shows the advisory fees, as a percentage of the Laudus Fund’s average daily net assets, payable to CSIM by the Laudus Fund:

First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 to $1.5 billion	0.60%
$1.5 to $2 billion	0.575%
Above $2 billion	0.55%

Subadviser.  The UBS Fund does not have a subadviser. UBS Global AM will serve as subadviser for the Laudus Fund, carrying out an investment program that is substantially similar to the investment program of the UBS Fund.

The following table shows the subadvisory fees, as a percentage of the Laudus Fund’s average daily net assets, payable to UBS Global AM by CSIM.

First $100 million	0.35%
$100 million to $250 million	0.33%
$250 million to $500 million	0.30%
$500 million to $1 billion	0.25%
$1 to $1.5 billion	0.23%
$1.5 to $2 billion	0.21%
Above $2 billion	0.20%

In connection with the Reorganization, UBS Global AM and CSIM have entered into an agreement regarding UBS Global AM’s and CSIM’s cooperation in realigning responsibilities for the assets and shareholders of the Laudus Fund (the “Agreement”). The Agreement commits CSIM to using commercially reasonable efforts to provide UBS Global AM with the same notice and opportunity to defend its investment sub-advisory agreement to the Laudus Trust’s Board of Trustees as is given to CSIM with respect to its investment advisory agreement, and subject to certain conditions, provides that CSIM will pay compensation to UBS Global AM in the event that UBS Global AM is terminated as investment subadviser to the Laudus Fund during its first two years of operation, provided, however, CSIM will have no obligation to pay compensation to UBS Global AM in the event UBS Global AM is terminated with cause by CSIM or the Laudus Trust’s Board of Trustees. The amount of compensation owed to UBS Global AM upon its termination, if any, is based on a formula that takes into account when UBS Global AM is terminated, the circumstances surrounding the termination, and the amount of compensation received under the sub-advisory agreement by UBS Global AM in the month prior to the termination. The Agreement further commits CSIM, subject to its fiduciary duty, to using commercially reasonable efforts to promote the continuation of UBS Global AM as the sub-adviser of the Laudus Fund. As a result of the Agreement, CSIM will have a material economic interest in avoiding the termination of UBS Global AM during the first two years of the Laudus Fund’s operations.

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Other Service Providers.  The other services providers for the UBS Fund and the Laudus Fund are listed below.

	UBS Fund	Laudus Fund

Transfer and Shareholder Service Agent	PNC Global Investment Servicing (U.S.) Inc. (formerly, PFPC Inc.) 760 Moore Road King of Prussia, Pennsylvania 19406	Boston Financial Data Services, Inc. P.O. Box 8032 Boston, Massachusetts 02266
Custodian	JPMorgan Chase Bank 270 Park Avenue New York, New York 10017	State Street Bank and Trust Company Boston, Massachusetts 02102
Administrator Fund Accountant	UBS Global AM One North Wacker Drive Chicago, IL 60606	State Street Bank and Trust Company Boston, Massachusetts 02102
Sub-Administrator	J.P. Morgan Investor Services Co. 73 Tremont Street Boston, Massachusetts 02108
Distributor	UBS Global Asset Management (US) Inc., 51 West 52nd Street New York, New York 10019-6114	ALPS Distributors, Inc. 1625 Broadway, Suite 2200 Denver, Colorado 80202

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the UBS Fund’s financial performance for the periods shown. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the UBS Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years has been audited by Ernst & Young LLP, whose report, along with the UBS Fund’s financial statements, is included in the UBS Fund’s Annual Report. The information for the six month period ended December 31, 2008 is unaudited and is included in the UBS Fund’s Semi-Annual Report. To obtain a free copy of the UBS Fund’s Annual or Semi-Annual Report, please see the instructions on page ii.

			Class C								Class A
	Six Months Ended		Year Ended June 30,						Six Months Ended		Year Ended June 30,
	December 31, 2008		2008	2007	2006		2005	2004	December 31, 2008		2008	2007	2006	2005	2004
	(unaudited)								(unaudited)

Net asset value, beginning of period	$11.16		$10.68	$8.81	$8.21		$7.71	$6.39	$10.64		$10.26	$8.53	$8.00	$7.56	$6.32

Income (loss) from investment operations:
Net investment income (loss)(1)	0.01		(0.02)	0.01	(0.01)		0.00 (3)	(0.02)	(0.03)		(0.10)	(0.06)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain from investment activities	(3.98)		0.58	1.87	0.61		0.50	1.34	(3.77)		0.56	1.79	0.61	0.49	1.32

Total income from investment operations	(3.97)		0.56	1.88	0.60		0.50	1.32	(3.80)		0.46	1.73	0.53	0.44	1.24

Less dividends/distributions:
From net investment income	—		—	(0.01)	(0.00	)(3)	—	—	—		—	—	—	—	—
From net realized gains	0.00		(0.08)	—	—		—	—	0.00		(0.08)	—	—	—	—

Total dividends/distributions	0.00		(0.08)	(0.01)	(0.00	)(3)	—	—	0.00		(0.08)	—	—	—	—

Net asset value, end of period	$7.19		$11.16	$10.68	$8.81		$8.21	$7.71	$6.84		$10.64	$10.26	$8.53	$8.00	$7.56

Total investment return(2)	(35.57)%		5.25%	21.29%	7.33%		6.49%	20.66%	(35.71)%		4.49%	20.28%	6.63%	5.82%	19.62%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$27,402		$13,994	$9,542	$6,803		$3,175	$2,275	$4,771		$2,990	$986	$814	$407	$432
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.29	%(4)	1.35%	1.68%	2.33%		3.19%	2.76%	2.08	%(4)	2.13%	2.51%	3.12%	3.96%	3.54%
After expense reimbursement and earnings credits	1.05	%(4)	1.05%	1.05%	1.05%		1.05%	1.05%	1.80	%(4)	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets	0.16	%(4)	(0.20)%	0.12%	(0.16)%		0.04%	(0.32)%	(0.61	)%(4)	(0.96)%	(0.64)%	(0.91)%	(0.71)%	(1.08)%
Portfolio turnover	67%		102%	112%	137%		145%	102%	67%		102%	112%	137%	145%	102%

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			Class B							Class Y
	Six Months Ended		Year Ended June 30,					Six Months Ended		Year Ended June 30,
	December 31, 2008		2008	2007	2006	2005	2004	December 31, 2008		2008	2007	2006	2005	2004
	(unaudited)							(unaudited)

Net asset value, beginning of period	$10.63		$10.26	$8.52	$8.00	$7.57	$6.32	$11.45		$10.94	$9.02	$8.38	$7.85	$6.49

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)		(0.10)	(0.06)	(0.08)	(0.05)	(0.08)	0.02		0.01	0.04	0.01	0.02	(0.01)
Net realized and unrealized gain from investment activities	(3.77)		0.55	1.80	0.60	0.48	1.33	(4.08)		0.59	1.90	0.64	0.51	1.37

Total income from investment operations	(3.80)		0.45	1.74	0.52	0.43	1.25	(4.06)		0.60	1.94	0.65	0.53	1.36

Less dividends/distributions:
From net investment income	—		—	—	—	—	—	—		(0.01)	(0.02)	(0.01)	—	—
From net realized gains	—		(0.08)	—	—	—	—	0.00		(0.08)	—	—	—	—

Total dividends/distributions	0.00		(0.08)	—	—	—	—	0.00		(0.09)	(0.02)	(0.01)	—	—

Net asset value, end of period	$6.83		$10.63	$10.26	$8.52	$8.00	$7.57	$7.39		$11.45	$10.94	$9.02	$8.38	$7.85

Total investment return(2)	(35.75)%		4.39%	20.42%	6.50%	5.68%	19.78%	(35.46)%		5.52%	21.51%	7.72%	6.75%	20.96%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$858		$1,276	$216	$389	$564	$342	$56,121		$76,175	$62,529	$4,797	$3,078	$3,502
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.07	%(4)	2.14%	2.61%	3.23%	3.93%	3.48%	1.17	%(4)	1.21%	1.25%	2.10%	3.01%	2.51%
After expense reimbursement and earnings credits	1.80	%(4)	1.80%	1.80%	1.80%	1.80%	1.80%	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	(0.69	)%(4)	(0.90)%	(0.64)%	(0.91)%	(0.71)%	(1.07)%	0.33	%(4)	0.05%	0.35%	0.09%	0.29%	(0.07)%
Portfolio turnover	67%		102%	112%	137%	145%	102%	67%		102%	112%	137%	145%	102%

(1)	Calculated using the average shares method.

(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

(3)	Amount represents less than $0.005 per share.

(4)	Annualized.

See notes to financial statements.

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INFORMATION ABOUT THE REORGANIZATION

Material Features of the Agreement and Plan of Reorganization.

The Plan sets forth the terms and conditions of the Reorganization. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

At the consummation of the Reorganization, which is expected to occur at the close of business on or about July 13, 2009, (the “Effective Time”), all of the assets and liabilities of the UBS Fund will be transferred to the Laudus Fund in exchange for shares of the Laudus Fund, such that at and after the Effective Time, the assets and liabilities of the UBS Fund will become the assets and liabilities of the Laudus Fund. The transfer of assets by the UBS Fund will occur at their then-current market value as determined in accordance the UBS Fund’s valuation procedures and shares of the Laudus Fund to be issued to the UBS Fund shall be valued at their then-current net asset value determined in accordance with the Laudus Fund’s valuation procedures. Shares of the Laudus Fund will be distributed, respectively, to shareholders of Class A shares, Class B shares, Class C shares and Class Y shares of the UBS Fund in exchange for their Class A shares, Class B shares, Class C shares and Class Y shares. After completion of the Reorganization, each shareholder of Class A shares, Class B shares, Class C shares and Class Y shares of the UBS Fund will own shares of the sole class of the Laudus Fund equal in value to the net asset value of such shareholder’s shares of the UBS Fund. Following the completion of the Reorganization, the UBS Fund will be liquidated and terminated.

The stock transfer books of the UBS Trust with respect to the UBS Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time. Redemption requests received thereafter by the UBS Trust with respect to the UBS Fund will be deemed to be redemption requests for shares of the Laudus Fund issued pursuant to the Plan. If any shares of the UBS Fund are represented by a share certificate, the certificate must be surrendered to the UBS Trust’s transfer agent for cancellation before the Laudus Fund shares issuable to the shareholder pursuant to this Plan will be redeemed. Any special options relating to a shareholders account in the UBS Fund will transfer over to the Laudus Fund without the need for the shareholder to take any action.

The respective Board may agree to terminate and abandon the Reorganization at any time before or after the approval of shareholders of the UBS Fund or may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.

UBS Global AM, the investment adviser for the UBS Fund and CSIM, the investment adviser for the Laudus Fund, will bear the expenses incurred in connection with the Reorganization. It is estimated that these expenses will be $150,000.

Reasons For Reorganization.

The UBS Fund’s Trustees considered the Reorganization at a meeting held on February 12, 2009, and approved the Plan. In approving the Reorganization, the Board of the UBS Fund determined that (i) participation in the Reorganization is in the best interest of the UBS Fund’s shareholders; and (ii) the interests of the UBS Fund’s shareholders will not be diluted as a result of the Reorganization.

In making this determination, the Board of the UBS Fund considered a number of factors, including:

•	the interests of the UBS Fund’s shareholders would not be diluted as a result of the proposed reorganization;

•	the similarity of the investment strategies of the Laudus Fund to those of the UBS Fund;

•	the continuity of investment management — if shareholders approve the Reorganization, CSIM would serve as investment adviser for the UBS Fund and UBS Global AM, the UBS Fund’s current investment adviser would serve as investment sub-adviser for the UBS Fund, carrying out an investment program that is substantially similar to the investment program of the UBS Fund;

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•	that the Laudus Fund will have access to broader distribution channels than the UBS Fund, which may provide the potential for the Laudus Fund’s asset base to grow substantially, which could provide economies of scale benefiting the UBS Fund’s current shareholders;

•	that the Reorganization is intended to be tax-free for federal income tax purposes for shareholders of the UBS Fund;

•	that the management fee and management fee breakpoint schedule with respect to the Laudus Fund is identical to that of the UBS Fund;

•	that the total expenses of the Laudus Fund are expected be lower than each class of the UBS Fund;

•	that CSIM has agreed to an expense limitation agreement for a period of at least two years from the date of the Lauds Fund’s commencement of operations to waive its management fees and bear certain expenses when the operating expenses reach 0.78%; and

•	that the expenses of the Reorganization would not be borne by the UBS Fund’s shareholders.

The Trustees of the Laudus Fund have also determined that the consummation of the Reorganization is in the best interests of the shareholders of the Laudus Fund.

Federal Income Tax Consequences.

Each Fund intends to qualify as of the Effective Time as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. Consummation of the transaction is subject to the condition that the UBS Trust and the Laudus Trust receive an opinion from Morgan, Lewis and Bockius, LLP, subject to appropriate factual assumption and customary representations, to the effect that for federal income tax purposes:

(1) The transfer of all of the assets and liabilities of the UBS Fund to the Laudus Fund in exchange for shares of the Laudus Fund and the distribution to shareholders of the UBS Fund of shares of the Laudus Fund, as described in the Plan, will constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and the UBS Fund and the Laudus Fund each will be considered “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the UBS Fund upon the transfer of all of its assets to the Laudus Fund in exchange solely for the issuance of shares of the Laudus Fund to the UBS Fund and the assumption by the Laudus Fund of the UBS Fund’s liabilities, if any, or upon the distribution by the UBS Fund to its shareholders of shares of the Laudus Fund received as a result of the Reorganization;

(3) No gain or loss will be recognized by the Laudus Fund upon the receipt by it of all of the assets of the UBS Fund in exchange solely for the issuance of shares of the Laudus Fund and the assumption by the Laudus Fund of the UBS Fund’s liabilities, if any;

(4) The aggregate adjusted tax basis of the Laudus Fund shares received by a shareholder of the UBS Fund will be the same as the tax basis of the shareholder’s UBS Fund shares immediately prior to the Reorganization (Section 358(a)(i) of the Code);

(5) The adjusted tax basis of the assets received by the Laudus Fund pursuant to the Reorganization will be the same as the adjusted tax basis of the assets in the hands of the UBS Fund immediately before the Reorganization;

(6) The holding period for the shares of the Laudus Fund received by UBS Fund shareholders includes the holding period of the UBS Fund shares surrendered in exchange therefore, provided that the shareholder held such shares of the UBS Fund as capital assets;

(7) The holding period for the Laudus Fund with respect to the assets and liabilities of the UBS Fund received in the Reorganization will include the period for which such assets and liabilities were held by the UBS Fund; and

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No opinion will be expressed as to the effect of the Reorganization on (i) the UBS Fund or the Laudus Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any UBS Fund or the Laudus Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

The Funds have not sought a tax ruling on the federal tax consequences of the Reorganization from the Internal Revenue Service (“IRS”). The opinion to be received from Morgan, Lewis & Bockius, LLP, with respect to the federal income tax consequences of the Reorganization described in this section is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

Organization, Shareholder Rights, Description of the Securities to be Issued.

The UBS Trust is organized as a Delaware statutory trust. The Laudus Trust is organized as a Massachusetts business trust. There are two material differences between the provisions of the Amended and Restated Agreement and Declaration of Trust of the UBS Trust (“UBS Declaration of Trust”) and the Third Amended and Restated Agreement and Declaration of Trust of the Laudus Trust (“Laudus Declaration of Trust”). First, the UBS Declaration of Trust provides that a majority of the shares entitled to vote constitutes a quorum for a shareholder meeting, while the Laudus Declaration of Trust mandates that forty percent (40%) of the shares entitled to vote constitutes a quorum. Second, under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Laudus Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Laudus Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Laudus Trust or its Trustees. The Laudus Declaration of Trust provides for indemnification out of all the property of the Laudus Fund for all loss and expense of any shareholder of the Laudus Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Laudus Fund would be unable to meet its obligations. The UBS Declaration of Trust does not provide for such indemnity. Under Delaware law, however, shareholders of a Delaware statutory trust are not held personally liable for the acts or obligations of a fund, other than to the extent of the shareholder’s investment in the fund.

Each share in the Laudus Fund represents an equal proportionate interest in the Laudus Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Laudus Trust’s Board. When sold in accordance with the Laudus Declaration of Trust, and for the consideration described in its registration statement, shares of the Laudus Fund will be fully paid and non-assessable.

Laudus Fund shares have no preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. In the event of a liquidation or dissolution of the Laudus Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Laudus Fund and a proportionate distribution, based upon the relative asset values of the Laudus Trust’s portfolios, of any general assets of the Laudus Trust not belonging to any particular portfolio of the Laudus Trust which are available for distribution. In the event of a liquidation or dissolution of the Laudus Trust, its shareholders will be entitled to the same distribution process.

Capitalization.

The Reorganization is not expected to have an impact on the NAV of the UBS Fund. As indicated below, the Reorganization will not cause the value of a UBS Fund shareholder’s account to go up or down. Any declared but undistributed dividends or capital gains will carry over in the Reorganization.

The following table shows the capitalization of the UBS Fund and the Laudus Fund as of March 26, 2009 and the capitalization of the Laudus Fund on a pro-forma basis as of that date after giving effect to the Reorganization.

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The following are examples of the number of Class A shares, Class B shares, Class C shares and Class Y shares of the UBS Fund that would be exchanged for shares of the Laudus Fund if the Reorganization shown had been consummated on March 26, 2009, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization occurs. Dollar amounts in the tables are in thousands, except for net asset value per share.

						PRO
						FORMA
						COMBINED
	UBS FUND	UBS FUND	UBS FUND	UBS FUND	LAUDUS	LAUDUS
	— CLASS A	— CLASS B	— CLASS C	— CLASS Y	FUND	FUND

Total Net Assets	$25,792,944	855,245	$4,171,899	$53,331,663	$0	$84,151,751
Shares Outstanding	3,466,793	121,311	590,920	6,971,459	0	11,000,229
Net Asset Value Per Share	$7.44	$7.05	$7.06	$7.65	$0	$7.65

This information is for informational purposes only. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the UBS Fund is likely to be different at the Effective Time as a result of daily share purchase and redemption activity in the Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Laudus Fund that actually will be received on or after such date.

VOTING INFORMATION

This section provides information on a number of topics relating to proxy voting and the Meeting.

Shareholders of record at the close of business on March 26, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each whole share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional vote.

Shares Outstanding.  The number of shares of the UBS Fund and each of its four classes outstanding as of the Record Date is listed below:

Shares Outstanding

UBS Fund
UBS Fund Class A Shares	3,466,793.568
UBS Fund Class B Shares	121,311.400
UBS Fund Class C Shares	590,920.557
UBS Fund Class Y Shares	6,971,459.251

Proxy Solicitation Methods.  The solicitation of proxies will be made primarily by mail and internet. The UBS Trust has also retained an outside firm, Computershare Fund Services, that specializes in proxy solicitation to assist with the proxy solicitation process, the collection of the proxies, and with any necessary follow-up.

Proxy Solicitation Costs.  All costs of solicitation, including (a) printing and mailing of this Prospectus/Proxy Statement and accompanying material, (b) the maintenance of the Internet web site relating to this proxy solicitation, (c) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the UBS Fund’s shares, and (d) payment to Computershare Fund Services for its services as proxy solicitor (which is anticipated to amount to approximately $40,000), including solicitations to submit proxies by telephone, will be borne by UBS Global AM and CSIM.

Quorum.  The presence, in person or by proxy, of a majority of the holders of shares entitled to vote on the Proposal on the Record Date constitutes a quorum for the transaction of business at the Meeting.

Vote Required.  Approval of the Plan will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the UBS Fund, which is defined in the 1940 Act as the lesser of

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(a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the UBS Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the UBS Fund.

Adjournment.  In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

Voting by Broker-Dealers and Method of Tabulation.  The UBS Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If instructions are not received by the broker-dealer firms from their customers and beneficial owners, and if the broker-dealer firm does not have discretionary authority to vote such shares, these shares represented by proxy will be considered broker non-votes. Any abstentions or broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card or the Notice of the Meeting. We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card(s) or the Notice of the Meeting. If you sign, date and return the proxy card without voting instructions, your shares will be voted “FOR” the Proposal by the individuals named as proxies and according to the best judgment in the interests of the UBS Fund, by the individuals named as proxies with respect to any other business that may properly arise at the Meeting (e.g., adjourning the Meeting).

Revocation of Proxy.  Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the UBS Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Shareholder Proposals and Communications.  As a general matter, the UBS Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the UBS Trust’s shareholders should send the proposals to the Secretary of Trust c/o UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials.

Inclusion of such proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the UBS Fund’s proxy statement must notify the UBS Trust or the UBS Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the UBS Trust at the address set forth above. If a shareholder fails to give notice to the UBS Trust or the UBS Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.

If a shareholder wishes to send a communication to the Trustees of the UBS Trust, such correspondence should be in writing and addressed to the Trustees c/o the Secretary of the UBS Trust, Mark F. Kemper, at One North Wacker Drive, Chicago, Illinois 60606. The correspondence will be given to the Trustees for review and consideration.

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ADDITIONAL INFORMATION ABOUT THE LAUDUS FUND

This section sets forth additional information about the Laudus Fund. Reference to “we” refers to the Laudus Fund, as applicable. References to “you” or “your” refer to shareholders of the Laudus Fund.

Investment Objective.  The investment objective of the Laudus Fund is set forth in the section entitled, “COMPARISON OF THE UBS FUND AND THE LAUDUS FUND — Investment Objectives and Principal Investment Strategies” of this Prospectus/Proxy Statement.

Principal Investment Strategies.  The principal investment strategies of the Laudus Fund are set forth in the section entitled, “COMPARISON OF THE UBS FUND AND THE LAUDUS FUND — Investment Objectives and Principal Investment Strategies” of this Prospectus/Proxy Statement.

Performance.  Performance information for the Laudus Fund is not presented because it has not yet commenced operations. Assuming the Reorganization is approved by the UBS Fund’s shareholders as accounting successor to the UBS Fund, the Laudus Fund will assume the UBS Fund’s historical performance after the Reorganization. Performance information for the UBS Fund is set forth in the section entitled, “COMPARISON OF THE UBS FUND AND THE LAUDUS FUND — Performance History” of this Prospectus/Proxy Statement.

Investment Adviser.  Information with regard to the investment adviser and subadviser of the Laudus Fund is set forth in the section entitled, “COMPARISON OF THE UBS FUND AND THE LAUDUS FUND — Investment Adviser/Subadviser.”

Portfolio Manager.  Information with regard to the portfolio manager of the Laudus Fund is set forth in the section entitled, “COMPARISON OF THE UBS FUND AND THE LAUDUS FUND — Portfolio Management.”

Pricing of Shares.

The Laudus Fund is open for business each day that the NYSE is open. The Laudus Fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). The Laudus Fund’s share price is its net asset value per share, or NAV, which is the Laudus Fund’s net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after the Laudus Fund or an authorized intermediary receives a purchase or redemption request in good order.

In valuing its securities, the Laudus Trust uses the current market value if one is readily available. Securities held by the Laudus Fund for which market prices are not readily available or for which CSIM deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. The Laudus Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Laudus Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Shareholders should be aware that because foreign markets are often open on weekends and other days when the Laudus Fund is closed, the value of the Laudus Fund’s portfolios may change on days when it is not possible to buy or sell shares of the Laudus Fund.

Purchase, Exchange and Redemption Procedures.

Purchasing Shares

Minimum Initial Investment*	Subsequent Investment*

$100	None

*	Certain exceptions apply. See below.

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Please note that Intermediaries (as defined below) may impose additional or different conditions than the Laudus Fund on purchases, redemptions or exchanges of Laudus Fund shares, including different initial, subsequent and maintenance investment requirements.

Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Laudus Fund shares, an investor must make an initial investment of at least $100. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for 401(a), 401(k), 457 and 403(b) benefit plans, and for accounts held through certain intermediaries, including those who have made arrangements with the Fund to offer shares to their clients as part of various asset allocation programs. The minimum may also be waived for certain other investors, including directors, officers and employees of The Charles Schwab Corporation and UBS Global AM.

General

Shares of the Laudus Fund may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, “Intermediaries”). Investors purchasing and redeeming shares of the Laudus Fund through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Laudus Fund shares. Customers of Intermediaries should read this in light of the terms governing accounts with their particular organization.

CSIM may pay certain Intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain Intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Laudus Fund or its shareholders and may be substantial.

The offering price for shares of the Laudus Fund is the net asset value per share next determined after receipt of a purchase order.

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with the Laudus Fund, or the share price next calculated after the Fund receives your order from your Intermediary. Some Intermediaries may require your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.

If you deal directly with an Intermediary, you will have to follow the Intermediary’s procedures for transacting with the Laudus Fund. For more information about how to purchase, sell, convert or exchange Laudus Fund shares through your Intermediary, you should contact your Intermediary directly.

Initial Investments by Wire

Subject to acceptance by the Laudus Trust, shares of the Laudus Fund may be purchased by wiring federal funds. Please first contact the Laudus Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Laudus Trust at 1-800-447-3332 prior to the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Laudus Trust, the distributor and the custodian are all open for business. A completed Account Application must be faxed to the Laudus Trust on the day the wire is sent and must also be overnighted to the Laudus Trust at Laudus Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8032, Boston, Massachusetts 02266. Please call 1-800-447-3332 for details. Please note the minimum initial investment requirements as set forth above under “Investment Minimums.” In its sole discretion, CSIM may waive the minimum initial investment requirements.

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Initial Investments By Mail

Subject to acceptance by the Laudus Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

The name of the Fund should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the Laudus Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note the minimum initial investment requirements as set forth above. In its sole discretion, CSIM may waive the minimum initial investment requirements.

Additional Investments

Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under “Initial Investments by Mail” (payable to Laudus Trust) or by wiring federal funds as noted under “Initial Investments by Wire.” Notification must be given at 1-800-447-3332 or to the appropriate Intermediary prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Laudus Fund are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.

Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Laudus Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Laudus Fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Laudus Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Laudus Fund’s overall obligation to deter money laundering under Federal law. The Laudus Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Laudus Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Laudus Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Laudus Fund’s management, they are deemed to be in the best interest of the Laudus Fund or in cases when the Laudus Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Laudus Fund is required to withhold such proceeds.

Frequent Purchases and Redemptions of Fund Shares

The Laudus Fund is intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the Fund’s performance by disrupting the efficient

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management of the Laudus Fund, increasing Laudus Fund transaction costs and taxes, causing the Laudus Fund to maintain higher cash balances, and diluting the value of the Laudus Fund’s shares.

In order to discourage market timing, the Laudus Fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by Laudus Fund shareholders. The Laudus Fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this Prospectus/Proxy Statement and are considered to be key elements of the Laudus Fund’s policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the Laudus Fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the Laudus Fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The Laudus Fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the Fund’s long-term shareholders. The Laudus Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

The Laudus Fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the Laudus Fund. Under these procedures, the Laudus Fund has requested that service providers to the Laudus Fund monitor transactional activity in amounts and frequency determined by the Laudus Fund to be significant to the Laudus Fund and in a pattern of activity that potentially could be detrimental to the Laudus Fund. If the Laudus Fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the Laudus Fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the Laudus Fund or its service providers will work with the intermediary to monitor possible market timing activity. The Laudus Fund reserves the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the Laudus Fund. Transactions by Laudus Fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the Laudus Fund. The Laudus Fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the Laudus Fund through such intermediary. The Laudus Fund will defer to an intermediary’s policies only after the Laudus Fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the Laudus Fund and in a pattern of activity that potentially could be detrimental to the Laudus Fund. Shareholders should consult with the intermediary to determine if additional frequent trading restrictions apply to their Laudus Fund transactions.

The Laudus Fund reserves the right to restrict, reject or cancel, as permitted or required by law, within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Other Purchase Information

An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder’s bank account or an account at a broker or other Intermediary and invests it in the Laudus Fund through the use of electronic funds transfers. Investors may commence their participation in this program by making a minimum initial investment that satisfies the minimum investment amount for the Laudus Fund and may elect to make subsequent investments by transfers of a minimum of $50 into their established Laudus Fund account. Intermediaries may establish different minimum subsequent transaction amounts. You should contact the Laudus Trust or your Intermediary for more information about the Laudus Funds Automatic Investment Program.

For purposes of calculating the purchase price of Laudus Fund shares, a purchase order is received by the Laudus Trust on the day that it is in “good order” unless it is rejected by the Laudus Fund’s transfer agent, Boston

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Financial Data Services, Inc. (“Transfer Agent”). For a cash purchase order of Laudus Fund shares to be in “good order” on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Laudus Trust after the deadline, the purchase price of Laudus Fund shares will be based upon the next determination of net asset value of Laudus Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted.

The Laudus Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Laudus Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Laudus Trust or the Laudus Fund. The Laudus Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See “Redeeming Shares.” Purchases of the Laudus Fund’s shares may be made in full or in fractional shares of the Laudus Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.

A note on mailing procedures: If two or more members of a household own the Laudus Fund, we economize on Fund expenses by sending only one financial report and prospectus. If you need additional copies or do not want your mailings to be “householded”, please call the Laudus Trust at 1-800-447-3332 or write to the Laudus Trust.

Individual Retirement Accounts

The Laudus Fund may be used to fund individual retirement accounts (“IRAs”). A special application must be completed in order to create such an account.

Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

Redeeming Shares

Shares of the Laudus Fund may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the Laudus Fund at the time of the redemption and on any expenses and charges attributable thereto.

As noted above in the “Purchasing Shares” section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Laudus Fund shares.

By Mail

The Laudus Trust will redeem its shares at the net asset value per share next determined after the request is received in “good order.” See “How the Laudus Trust Prices Shares of the Laudus Fund.” Requests should be addressed to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

To be in “good order,” a request must include the following documentation:

(a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b) any required signature guarantees; and

(c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees

To protect shareholder accounts, the Laudus Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Laudus Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for: (1) redemptions where the proceeds are to be sent to

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someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-800-447-3332 for further details.

By Telephone

Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Laudus Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and the shareholder, not the Laudus Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.

Systematic Withdrawal Plan

An owner of $12,000 or more of shares of the Fund may elect to have periodic redemptions made from the investor’s account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Laudus Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

Early Redemptions and Market Timing

Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Laudus Fund, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Laudus Fund. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Laudus Trust or the Laudus Fund. The Laudus Trust may waive the redemption fee for retirement plans, wrap accounts, charitable giving funds, unregistered separate accounts and registered investment companies. While the Laudus Fund discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

Further Redemption Information

The Laudus Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

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The Laudus Fund reserves the right to redeem your shares in-kind in accordance with the Laudus Fund’s procedures and applicable regulatory requirements. If CSIM determines that it would not be in the best interests of the remaining shareholders of the Laudus Fund to make a redemption payment wholly or partly in cash, the Laudus Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by the Laudus Fund. The Laudus Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of the Laudus Fund at the beginning of such period. Securities used to redeem Laudus Fund shares in-kind will be valued in accordance with the Laudus Fund’s procedures for valuation described under “Pricing of Shares.” Securities distributed by the Laudus Fund in-kind will be selected by the Subadviser, under CSIM’s supervision, in light of the Laudus Fund’s objective and generally will be a pro rata distribution of each security held in the Laudus Fund’s portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Laudus Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Laudus Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission (“SEC”), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Laudus Fund to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

Exchanging and Converting Shares

As noted above, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange or convert Laudus Fund shares. Upon request, and subject to certain limitations, shares of the Laudus Fund, may be exchanged or converted into shares of any other Fund of the Laudus Trust, or class of shares. In order to convert your shares to another class of shares, you must satisfy the minimum requirements for the new class of shares. If you deal directly with an Intermediary, please contact your Intermediary to learn more about conversion limitations that may apply. All other investors should contact the Trust at 1-800-447-3332. Although the Laudus Trust has no current intention of terminating or modifying either the exchange or conversion privileges, it reserves the right to do so at any time. An exchange of your shares for shares of another Laudus Fund is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange or conversion must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by the Laudus Fund containing the information indicated below.

Shareholders of the Laudus Fund will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of the Laudus Fund will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund. These Funds of the Laudus Trust are offered by a separate prospectus. Shareholders should obtain and read the prospectus for the Fund into which you are exchanging prior to placing your order.

Exchange and Conversion By Mail

To exchange or convert Laudus Trust shares by mail, shareholders should simply send a letter of instruction to the Laudus Trust. The letter of instruction must include: (a) the investor’s account number; (b) the class of shares to be exchanged or converted; (c) the Laudus fund from and the Laudus fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and (e) the signatures of all registered owners or authorized parties.

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Exchange and Conversion By Telephone

To exchange or convert Laudus Trust shares by telephone, to ask questions about the exchange or conversion privileges or to learn about what conditions and limitations may apply to the exchange and conversion privileges, shareholders may call the Laudus Trust at 1-800-447-3332. If you wish to exchange or convert shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the Laudus fund from which and the Laudus fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Telephone exchanges or conversions are available only if the shareholder so indicates by checking the “yes” box on the Account Application. The Laudus Trust employs procedures, including recording telephone calls, testing a caller’s identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Laudus Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Laudus Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The Laudus Trust reserves the right to suspend or terminate the privilege of exchanging or converting shares of the Laudus Fund by mail or by telephone at any time. If an account no longer meets the balance requirements for the Laudus Fund, the Laudus Trust may automatically convert the shares in the account. A decline in account balance because of market movement may result in such a conversion. The Laudus Trust will notify the shareholder in writing before any conversion occurs.

Dividends and Distributions.

The Laudus Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). It is the policy of the Laudus Fund, to declare and pay distributions of its dividends and interest annually, although it may do so more frequently as determined by the Trustees of the Trust. The Laudus Fund’s policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations. The amount of any distribution will change and there is no guarantee the Laudus Fund will declare and pay dividend income or distribute a capital gain.

All dividends and/or distributions will be paid out in the form of additional shares of the Laudus Fund at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Laudus Trust.

If you elect to receive distributions in cash and checks are returned and marked as “undeliverable” or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Laudus Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Laudus Fund at the per share net asset value determined as of the date of cancellation.

Taxes.

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES.

The Laudus Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Laudus Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Laudus Fund owned for more than one year and that are properly designated by the Laudus Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Laudus Fund owned for one year or less will be

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taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Laudus Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Laudus Fund will notify its shareholders as to what portion of Laudus Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Laudus Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Laudus Fund to which the distribution relates. Any gain resulting from the sale or exchange of Laudus Fund shares generally will be taxable as capital gains. For tax purposes, an exchange of your Laudus Fund shares for shares of a different Laudus fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010.

The Laudus Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

The Laudus Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Laudus Fund’s return on those securities would be decreased. In addition, the Laudus Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Laudus Fund’s recognition of ordinary income and may affect the timing or amount of the Laudus Fund’s distributions.

The Laudus Fund’s transactions in Derivatives will be subject to special tax rules (including mark-to-market, constructive sale, straddle, and wash sale rules), the effect of which may be to accelerate income to the Laudus Fund, defer losses to the Laudus Fund, cause adjustments in the holding periods of the Laudus Fund’s securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Laudus Fund’s use of such transactions may result in the Laudus Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The foregoing is a general summary of the federal income tax consequences of investing in the Laudus Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Laudus Fund in light of each shareholder’s particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

Distribution Arrangements.

Shares of the Laudus Fund are offered on a continuous basis through the Laudus Trust’s principal underwriter, ALPS Distributors, Inc., whose principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

The Board of Trustees of Laudus Trust has authorized the Laudus Trust to reimburse, out of the assets of the Laudus Fund, Intermediaries that provide sub-accounting and sub-transfer agency services an amount up to 0.10% of the average daily net assets of the Laudus Fund on an annual basis.

Financial Highlights.  Financial highlights for the Laudus Fund are not presented because it has not yet commenced operations. Financial highlights for the UBS Fund are set forth in the section entitled, “FINANCIAL HIGHLIGHTS of this Prospectus/Proxy Statement”.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons.  As of March 16, 2009, UBS and its affiliates held of record approximately 69.99% of the outstanding shares of the UBS Fund — Class A Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

As of March 16, 2009, UBS and its affiliates held of record approximately 84.08% of the outstanding shares of the UBS Fund — Class B Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

As of March 16, 2009, UBS and its affiliates held of record approximately 72.53% of the outstanding shares of the UBS Fund — Class C Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

As of March 16, 2009, UBS and its affiliates held of record approximately 19.00% of the outstanding shares of the UBS Fund — Class Y Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

As of March 16, 2009, the Trustees and officers as a group owned less than 1% of the outstanding shares of each share class of the UBS Fund, and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

Principal Shareholders.  As of March 16, 2009, the following shareholders owned, of record, or to the knowledge of the UBS Fund, beneficially, 5% or more of the outstanding shares of the UBS Fund.

		Percentage of
UBS Fund — Class A		Outstanding	Nature of
Shares	Name and address	Shares Owned	Ownership

	UBS Financial Services, Inc. For Exclusive Benefit of our Customers Archdiocese of New York 1011 First Avenue, 19th Floor New York, NY 10022-4112	13.24%	Record

	UBS AG Omnibus Reinvest Account 101 Park Avenue, 14th Floor New York, NY 10178	5.71%	Record

		Percentage of
UBS Fund — Class B		Outstanding	Nature of
Shares	Name and address	Shares Owned	Ownership

	UBS Financial Services, Inc. For Exclusive Benefit of our Customers Julio Barea and Pilar Barea 224 Coconut Key Way SW Port Saint Lucie, FL 34986-1912	24.30%	Record

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		Percentage of
UBS Fund — Class Y		Outstanding	Nature of
Shares	Name and address	Shares Owned	Ownership

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	32.58%	Record

	UBS Financial Services, Inc. For Exclusive Benefit of our Customers Macon Fire and Police 700 Poplar Street Macon, GA 31201-2033	18.93%	Record

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	18.18%	Record

	Northern Trust Company as Trustee UBS Financial Services 401k Plan P.O. Box 92994 Chicago, IL 60675-2994	11.48%	Record

	TD Ameritrade Inc. For Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	11.33%	Record

On the basis of the share holdings information presented above, the above persons will own the following percentage of the outstanding shares of the Laudus Fund upon consummation of the Reorganization.

		Percentage of
		Outstanding	Nature of
Laudus Fund	Name and address	Shares Owned	Ownership

	UBS Financial Services, Inc. For Exclusive Benefit of our Customers Archdiocese of New York 1011 First Avenue, 19th Floor New York, NY 10022-4112	4.07%	Record

	UBS AG Omnibus Reinvest Account 101 Park Avenue, 14th Floor New York, NY 10178	1.76%	Record

	UBS Financial Services, Inc. For Exclusive Benefit of our Customers Julio Barea and Pilar Barea 224 Coconut Key Way SW Port Saint Lucie, FL 34986-1912	0.26%	Record

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	20.36%	Record

	UBS Financial Services, Inc. For Exclusive Benefit of our Customers Macon Fire and Police 700 Poplar Street Macon, GA 31201-2033	11.83%	Record

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		Percentage of
		Outstanding	Nature of
Laudus Fund	Name and address	Shares Owned	Ownership

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	11.36%	Record

	Northern Trust Company as Trustee UBS Financial Services 401k Plan P.O. Box 92994 Chicago, IL 60675-2994	7.17%	Record
	TD Ameritrade Inc. For Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	7.08%	Record

Other Matters.  The Trustees of the UBS Trust know of no other business to be brought before the Meeting. However, if additional matters do arise, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. SHAREHOLDERS ARE ENCOURAGED TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

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APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [  ] day of [          ], 2009, by and between, The UBS Funds, a Delaware statutory trust (the “UBS Trust”) on behalf of its UBS U.S. Large Cap Growth Fund (the “Selling Fund”), and the Laudus Trust, a Massachusetts business trust (the “Laudus Trust”), on behalf of its Laudus Growth Investors U.S. Large Cap Growth Fund (the “Acquiring Fund”). UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) joins this Agreement solely for the purposes of Paragraphs 9.2 and 9.3. Charles Schwab Investment Management, Inc. (“CSIM”) joins this Agreement solely for purposes of Paragraphs 9.2 and 9.4. Except for the Selling Fund, no other series of the UBS Trust are parties to this Agreement. Except for the Acquiring Fund, no other series of the Laudus Trust are parties to this Agreement. The UBS Trust has its principal place of business at One North Wacker Drive, Chicago IL, 60606. The Laudus Trust has its principal place of business at 101 Montgomery Street, San Francisco CA, 94104.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization of the Selling Fund into the Acquiring Fund (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for units of beneficial interest (the “Shares”) of the Acquiring Fund (the “Acquiring Fund Shares”), (ii) the assumption by the Acquiring Fund of all Liabilities (as defined in paragraph 1.3 of this Agreement) of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 1.2 of this Agreement and described in paragraph 3.1 of this Agreement), of Acquiring Fund Shares to the shareholders of the Selling Fund according to their respective interests in complete liquidation of the Selling Fund as provided in this Agreement, all upon the terms and conditions of this Agreement hereinafter set forth.

WHEREAS, the Laudus Trust and the UBS Trust are each registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act), of the Laudus Trust has determined with respect to the Acquiring Fund that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders; and

WHEREAS, the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined under the 1940 Act), of the UBS Trust has determined with respect to the Selling Fund that the exchange of all the assets of, and all Liabilities (as defined below) of, the Selling Fund for Acquiring Fund Shares is in the best interests of the Selling Fund and its shareholders;

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties hereto agree as follows:

ARTICLE I

Transfer of Assets of the Selling Fund in Exchange for Acquiring Fund Shares and Assumption of
Selling Fund Liabilities; Liquidation of the Selling Fund

1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and warranties contained in this Agreement, the UBS Trust agrees to transfer at the Closing all of the Selling Fund’s then-existing assets as set out in paragraph 1.2 of this Agreement to the Acquiring Fund, and the Laudus Trust agrees in exchange for such assets: (a) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares to the fourth decimal place, determined by dividing (i) the value of the Selling Fund’s assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, less the value of any Liabilities (as defined in paragraph 1.3 of this Agreement) to be assumed by Acquiring Fund,

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by (ii) the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this Agreement; and (b) to assume and pay when due all Liabilities (as defined below) of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the “Closing”).

1.2 The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property of the Selling Fund, free and clear of any encumbrances, liens or security interests (“Liens”) including, without limitation, all cash, securities, commodities and futures interests, and dividend or interest receivables that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the closing date described in paragraph 3.1 of this Agreement (the “Closing Date”).

The UBS Trust, on behalf of the Selling Fund, shall have provided the Laudus Trust on or before the date hereof with (a) accurate, correct, and complete financial statements of the Selling Fund as of and for its most recently completed fiscal year and for the semi-annual period, if any, following its most recently completed fiscal year (the “Financial Statements”) and (b) a list of all of the Selling Fund’s assets as of the date of execution of this Agreement. The UBS Trust, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no material changes have occurred in its financial position as reflected in its Financial Statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The UBS Trust, on behalf of the Selling Fund, reserves the right to sell or otherwise dispose of any of the Selling Fund’s assets but will not, without the prior written approval of the Laudus Trust, acquire any additional assets for the Selling Fund other than securities and other instruments of the type described in the Selling Fund’s prospectus and statement of additional information as of the date of this Agreement. The UBS Trust, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing Date, furnish the Laudus Trust with a list of the securities and other assets of the Selling Fund. In the event that the Selling Fund holds any assets that the Acquiring Fund determines the Acquiring Fund may not hold, the Selling Fund will use its best efforts to dispose of such assets prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would either violate the Selling Fund’s fiduciary duty to its shareholders or adversely affect the tax-free nature of the Reorganization.

1.3 The Acquiring Fund will assume all of the Liabilities (as defined below) of the Selling Fund. For purposes of the Agreement, “Liabilities” means all existing and future liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise of the Selling Fund including, but not limited to, those reflected on an unaudited statement of assets and liabilities of the Selling Fund prepared by the Treasurer as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited reporting period.

1.4 As provided in paragraph 3.4 of this Agreement, as soon as practicable after the Closing Date (the “Liquidation Date”), the Selling Fund will distribute on a proportionate basis to the shareholders of record of each class of the Selling Fund determined as of the close of business on the Closing Date (the “Selling Fund Shareholders”), the Acquiring Fund Shares it receives pursuant to paragraph 1.1 of this Agreement in liquidation of all Selling Fund Shares (defined below). This distribution in liquidation of all Selling Fund Shares (defined below) will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring Fund Shares due those shareholders. All issued and outstanding Shares of the Selling Fund (“Selling Fund Shares”) will simultaneously be canceled on the books of the Selling Fund and all certificates relating to the Selling Fund Shares, if any, will be marked “Cancelled.” The Acquiring Fund will not issue certificates representing the Acquiring Fund’s Shares in connection with the exchange of Acquiring Fund Shares for shares of the Selling Fund.

1.5. The Selling Fund shall pay or cause to be paid to the Acquiring Fund any income or proceeds it receives on or after the Closing Date with respect to its assets transferred in the Reorganization.

1.6 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

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1.7 After distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 of this Agreement, the Selling Fund will be liquidated promptly and terminated as a series of UBS Trust (“Termination Date”). In addition, UBS Trust will as soon as practicable after the Termination Date take all other actions in connection with the termination of the Selling Fund as required by applicable law.

1.8 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of the Selling Fund up to and including the Closing Date and the Termination Date.

1.9 Each of the Acquiring Fund and the Selling Fund shall file any instrument as may be required by any governmental authority with respect to its participation in the Reorganization, and shall cooperate with the other in the filing of any such instrument which is required to be filed jointly.

1.10 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Selling Fund Shares on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

ARTICLE II

Valuation

2.1 The value of the Selling Fund’s assets and Liabilities to be acquired under this Agreement will be the value computed as of the close of regular trading (generally 4:00 p.m., Eastern Time) on the New York Stock Exchange, Inc. (the “NYSE”) on the Closing Date (the time and date being referred to as the “Valuation Date” for purposes of this Agreement), using the valuation procedures set out in the Selling Fund’s then-current prospectus and/or statement of additional information.

2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund’s then-current prospectus and/or statement of additional information.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in exchange for the Selling Fund’s assets will be determined by dividing the value of the assets of the Selling Fund, less the value of Liabilities to be assumed by Acquiring Fund, both determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement, by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2 of this Agreement.

ARTICLE III

Closing and Closing Date

3.1 The Closing Date for the Reorganization will be July 10, 2009, or such other date agreed to in writing by the Laudus Trust and the UBS Trust. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing will be held as of 1:00 p.m., Pacific Time, at the offices of the Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104, or at such other time and/or place agreed to by the Laudus Trust and the UBS Trust.

3.2 The custodian for the Acquiring Fund (the “Custodian”) will deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

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3.4 The UBS Trust, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Selling Fund Shares owned by each such shareholder as of the Valuation Date immediately prior to the Closing or provide evidence that the information has been provided to the Acquiring Fund’s transfer agent. The Laudus Trust, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing that the Acquiring Fund Shares have been credited to the Selling Fund’s account on the Closing Date to the Secretary of the UBS Trust or provide evidence satisfactory to the UBS Trust that the Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

ARTICLE IV

Representations and Warranties

4.1 The UBS Trust, on behalf of the Selling Fund, represents and warrants to the Laudus Trust as follows:

(a) The Selling Fund is an investment series of the UBS Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware;

(b) The UBS Trust is registered as an open-end management investment company and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect;

(c) The UBS Trust is not, and the execution, delivery, and performance of this Agreement (subject to approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Agreement and Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the UBS Trust on behalf of itself or on behalf of the Selling Fund is a party or by which its property is bound;

(d) The UBS Trust will provide copies all of the books and records relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) to the Laudus Trust at the Closing. The books and records provided by the UBS Trust to the Acquiring Fund pursuant to this subparagraph (d) are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund;

(e) The UBS Trust has no material contracts or other commitments (other than this Agreement) with respect to the Selling Fund that will be terminated with liability to the UBS Trust prior to the Closing Date, except for Liabilities, if any, to be discharged as provided for in paragraph 1.3 hereof;

(f) Except as previously disclosed in writing to and accepted by the Laudus Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to the UBS Trust’s knowledge, threatened against the UBS Trust in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the UBS Trust’s financial condition or the conduct of its business. The UBS Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or the UBS Trust’s ability to consummate the transactions contemplated by this Agreement. The UBS Trust, in connection with the Selling Fund, is not charged with or, to its knowledge, threatened with any violation or investigation of any possible violation, of any provisions of any federal, state, local, or self-regulatory law or regulation or administrative ruling relating to any aspect of the Selling Fund’s business that could reasonably be expected to have a material and adverse affect on the Selling Fund’s business;

(g) The statements of assets and liabilities of the UBS Trust relating to the Selling Fund for the fiscal year ended June 30, 2009 have been audited by Ernst & Young LLP (“E&Y”), a certified public accountant, are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund

39

as of such date, and no known contingent Liabilities of the Selling Fund exist as of such date that are not disclosed in those statements;

(h) Since June 30, 2009, no material adverse change has occurred in the Selling Fund’s financial condition, assets, Liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Laudus Trust prior to the Closing Date. For the purposes of this subparagraph (h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business, the discharge of Selling Fund Liabilities or the redemption of Selling Fund shares by Selling Fund shareholders does not constitute a material adverse change;

(i) At the Closing Date, all federal and other tax returns and other reports or filings (together, “Tax Returns”) with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed (including, without limitation, Tax Returns for the Selling Fund’s fiscal year ended June 30, 2009), and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the UBS Trust’s knowledge, no such Tax Return is currently under audit and no assessment has been asserted with respect to such a Tax Return;

(j) The Selling Fund is a “fund” as defined in Section 851(g)(2) of the Code; for each of its prior fiscal years of operation and for each subsequent quarter end of the current fiscal year, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it and all of the Selling Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

(k) The Selling Fund is not under the jurisdiction of a court in a “title 11 or similar case” (within the meaning of section 368(a)(3)(A) of the Code);

(l) As of the Closing Date, not more than 25% of the value of the Selling Fund’s total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(m) The Selling Fund will be terminated as soon as reasonably practicable after the Reorganization;

(n) At the date of this Agreement, all issued and outstanding Selling Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Selling Fund Shares will, at the time of Closing, be held by the persons and in the amounts set out in the records of the UBS Trust’s transfer agent as provided in paragraph 3.4 of this Agreement. The UBS Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund’s Shares, nor is any security convertible into any of the Selling Fund’s shares currently outstanding;

(o) At the Closing Date, the UBS Trust will have good and marketable title to the Selling Fund’s assets, to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title, free of all Liens except those Liens of which the Acquiring Fund has received notice, to them, subject to no restrictions on the full transfer of the assets, other than such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), and other than as disclosed to the Laudus Trust, including by indication on the books of the UBS Trust;

(p) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the UBS Trust’s Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of the UBS Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(q) The information to be furnished by the UBS Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

(r) The proxy statement of the Selling Fund (the “Proxy Statement”) to be included in the N-14 Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will, on the effective date of the N-14 Registration Statement, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not misleading; and

(s) The current prospectus and statement of additional information filed with the Commission as part of the UBS Trust’s registration statement on Form N-1A, insofar as they relate to the Selling Fund, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.

4.2 The Laudus Trust, on behalf of the Acquiring Fund, represents and warrants to the UBS Trust as follows:

(a) The Acquiring Fund is an investment series of the Laudus Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

(b) The Laudus Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The current prospectus and statement of additional information filed as part of the Laudus Trust’s registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the “Laudus Trust Registration Statement”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Laudus Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Laudus Trust is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Laudus Trust on behalf of itself or on behalf of the Acquiring Fund is a party or by which its property is bound;

(e) Except as previously disclosed in writing to and accepted by the UBS Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Laudus Trust’s knowledge, threatened, against the Laudus Trust in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Laudus Trust’s financial condition or the conduct of its business. The Laudus Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Laudus Trust’s ability to consummate the transactions contemplated in this Agreement. The Laudus Trust, in connection with the Acquiring Fund, is not charged with or, to its knowledge, threatened with any violation or investigation of any possible violation, of any provisions of any federal, state, local, or self-regulatory law or regulation or administrative ruling relating to any aspect of the Acquiring Fund’s business that could reasonably be expected to have a material and adverse affect on the Acquiring Fund’s business;

(f) At the Closing Date, all federal and other Tax Returns with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been

41

paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the Laudus Trust’s knowledge, no such Tax Return is currently under audit and no assessment has been asserted with respect to such a Tax Return;

(g) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future, and from the date of this Agreement until the Closing Date, shall not take any action inconsistent with such efforts to qualify as a regulated investment company under the Code in the future;

(h) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Laudus Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

(i) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions, if any, of the Laudus Trust’s Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Laudus Trust enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

(k) The information to be furnished by the Laudus Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

(l) The N-14 Registration Statement referred to in paragraph 5.7 of this Agreement and the Proxy Statement to be included in the N-14 Registration Statement (insofar as it relates to the Acquiring Fund) will, on the effective date of the N-14 Registration Statement, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and

(m) At the Closing, shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Selling Fund are currently eligible for offering to the public, and there will be an unlimited number of shares of the Acquiring Fund registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(n) The Laudus Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund as such businesses are then being conducted by the UBS Trust and the Selling Fund.

(o) There shall be no issued and outstanding Shares of the Acquiring Fund prior to the Closing Date other than shares issued to the sole shareholder of the Acquiring Fund.

ARTICLE V

Covenants of the Acquiring Fund and the Selling Fund

5.1 The Laudus Trust will operate the business of the Acquiring Fund, and the UBS Trust will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The

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Laudus Trust and the UBS Trust agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

5.2 The UBS Trust, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Laudus Trust necessary to obtain approval of the transactions contemplated by this Agreement.

5.3 The UBS Trust, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.4 The UBS Trust, on behalf of the Selling Fund, will assist the Laudus Trust in obtaining all information on record with the Selling Fund’s transfer agent that the Laudus Trust reasonably requests concerning the beneficial ownership of the Selling Fund’s Shares.

5.5 Subject to the provisions of this Agreement, the Laudus Trust and the UBS Trust each will take, or cause to be taken, all action, and do, or cause to be done, all actions, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 Prior to the Closing Date, the UBS Trust will furnish to the Laudus Trust copies of the tax returns for the Selling Fund which were filed on its behalf for its immediately preceding five taxable years, together with certification by the Selling Fund’s Treasurer that, to the best of their knowledge, they are correct and complete insofar as relevant to the determination of earnings and profits of the Selling Fund for such time period.

5.7 The UBS Trust, on behalf of the Selling Fund, will provide the Laudus Trust with information reasonably necessary for the preparation of a prospectus (the “Prospectus”) that will include the Proxy Statement referred to in paragraphs 4.1(r) and 4.2(l) of this Agreement, all to be included in a registration statement on Form N-14 of the Laudus Trust (the “N-14 Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act in connection with the meeting of the Selling Fund’s shareholders to consider approval of the transactions contemplated by this Agreement.

5.8 On or as soon as practicable prior to the Closing Date, the Selling Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the prior and current taxable year through the Closing Date.

5.9 The Selling Fund will discharge all of its known Liabilities prior to the Closing Date other than those Liabilities that would otherwise be discharged at a later date in the ordinary course of the Selling Fund’s business (including accrued fees and expenses and payables for securities transactions or for share redemptions).

5.10 As promptly as practicable, but in any case within thirty days (30) after the Closing Date, the UBS Trust, on behalf of the Selling Fund, will furnish the Laudus Trust with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act.

5.11 As promptly as practicable, but in any case within the period required by applicable law or regulation, the UBS Trust, on behalf of the Selling Fund, will file all federal and other tax returns and other reports or filings with respect to the Selling Fund required by applicable law or regulation to be filed and provide copies to the Laudus Trust.

5.12 It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the UBS Trust, the Laudus Trust, the Selling Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in the Agreement.

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5.13 The UBS Trust, on behalf of the Selling Fund, will (a) prepare the annual shareholders report of the Selling Fund for the period ended June 30, 2009 and (b) file (i) the annual shareholders report of the Selling Fund for the period ended June 30, 2009 on Form N-CSR and (ii) the Form NSAR-A for such period, no later than the dates such Form N-CSR and such Form NSAR-A, respectively, are required to be filed pursuant to the 1940 Act and the rules and regulations thereunder.

ARTICLE VI

Conditions Precedent to the Obligations of the UBS Trust

The obligations of the UBS Trust to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Laudus Trust of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions unless waived in writing:

6.1 All representations and warranties of the Laudus Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 The Laudus Trust will have delivered to the UBS Trust a certificate executed in its name by its Chief Executive Officer, President or Vice President and its Clerk, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the UBS Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Laudus Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the UBS Trust may reasonably request.

6.3 The sole shareholder of the Acquiring Fund will have approved CSIM and UBS Global AM as advisers to the Acquiring Fund prior to the Closing Date.

6.4 That the UBS Trust shall have received on the Closing Date an opinion in form and substance reasonably satisfactory to it from Morgan, Lewis & Bockius LLP, counsel to the Laudus Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principals:

(a) The Laudus Trust was formed as a business trust under the laws of the Commonwealth of Massachusetts and is validly existing under the laws of the Commonwealth of Massachusetts;

(b) The Laudus Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Laudus Trust and of the Acquiring Fund.

(c) The Laudus Trust is an open-end management investment company registered as such under the 1940 Act;

(d) Except as disclosed in the Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Laudus Trust, the unfavorable outcome of which would materially and adversely affect the Laudus Trust or the Acquiring Fund;

(e) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid, will be non-assessable (except that shareholders of the Acquiring Fund may under certain circumstances be held personally liable for obligations of the Acquiring Fund) by the Laudus Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

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(f) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Laudus Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under the securities or blue sky laws of the various states);

(g) The execution and delivery of this Agreement by the Laudus Trust, on behalf of the Acquiring Fund, did not, and the consummation of the transactions contemplated by this Agreement will not, violate any provisions of its Agreement and Declaration of Trust, its By-Laws, or, to such counsel’s knowledge, any material agreement or instrument to which the Laudus Trust is a party or by which any properties belonging to the Acquired Fund may be bound; and

(h) This Agreement has been validly authorized, executed and delivered by the Laudus Trust and, assuming due authorization, execution, and delivery of this Agreement by the other parties hereto, represents the legal, valid and binding obligation of the Laudus Trust and is enforceable against the Laudus Trust in accordance with its terms.

In giving the opinions set forth above, Morgan, Lewis, & Bockius LLP may state that it is relying on certificates of officers of the Laudus Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Laudus Trust.

ARTICLE VII

Conditions Precedent to the Obligations of the Laudus Trust

The obligations of the Laudus Trust to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by the UBS Trust of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions unless waived in writing:

7.1 All representations and warranties of the UBS Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The UBS Trust will have delivered to the Laudus Trust a statement of the Selling Fund’s assets and known Liabilities (including, without limitation, those accrued fees and expenses and payables for securities transactions or for share redemptions referred to in Paragraph 1.3), together with a list of the Selling Fund’s portfolio securities showing the tax costs (and, if different from tax costs, book costs) of those securities by lot and the holding periods of the securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the UBS Trust.

7.3 The UBS Trust will have delivered to the Laudus Trust on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Laudus Trust and dated as of the Closing Date, to the effect that the representations and warranties of the UBS Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Laudus Trust shall reasonably request; and

7.4 That the Laudus Trust shall have received on the Closing date an opinion in form and substance reasonably satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the UBS Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(a) The UBS Trust was formed as a statutory trust under the laws of the State of Delaware, and is validly existing and in good standing under the laws of the State of Delaware;

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(b) The UBS Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value, of the UBS Trust and of the Selling Fund; and assuming that the initial shares of beneficial interest of the Selling Fund were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the UBS Trust, and that all other outstanding shares of the Selling Fund were issued, sold and paid for in accordance with the terms of the Selling Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

(c) The UBS trust is an open-end management investment company registered as such under the 1940 Act;

(d) Except as disclosed in the Selling Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the UBS Trust, the unfavorable outcome of which would materially and adversely affect the UBS Trust or the Selling Fund;

(e) To such counsel’s knowledge, no consent, approval authorization or order of any court, governmental authority or agency is required for the consummation by the UBS Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(f) Neither the execution, delivery nor performance of this Agreement by the UBS Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws or the provisions of any agreement or other instrument, known to such counsel to which the UBS Trust is a party or by which the UBS Trust is otherwise bound; and

(g) This Agreement has been validly authorized, executed and delivered by the UBS Trust and represents the legal, valid and binding obligation of the UBS Trust and is enforceable against the UBS Trust in accordance with its terms.

In giving the opinions set forth above, Stradley Ronon Stevens & Young, LLP may state that it is relying on certificates of the officers of UBS Trust with regad to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the UBS Trust.

7.5 The UBS Trust will have delivered to the Laudus Trust copies of Financial Statements of the Selling Fund as of and for its most recently completed fiscal year.

ARTICLE VIII

Further Conditions Precedent to Obligations of the Acquiring Fund and the Selling Fund

If any of the conditions set forth below do not exist on or before the Closing Date, each party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1 This Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the UBS Trust’s Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

8.2 On the Closing Date, no action, suit or other proceeding will be pending or to each party’s knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action

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positions of and exemptive orders from federal and state authorities) deemed, in good faith, necessary by the Laudus Trust or the UBS Trust to permit consummation, in all material respects, of the transactions contemplated by this Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Laudus Trust or the UBS Trust may for itself waive any of the conditions in this paragraph 8.3.

8.4 The Laudus Trust Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Laudus Trust Registration Statement and the N-14 Registration Statement will have been issued and, to the best knowledge of the Laudus Trust or the UBS Trust, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties will have received a favorable opinion of Morgan, Lewis & Bockius LLP, addressed to, and in form and substance reasonably satisfactory to, the UBS Trust substantially to the effect that, provided the Reorganization is carried out in accordance with this Agreement and based upon the facts, representations and assumptions stated in such opinion and upon customary certificates with respect to matters of fact from the officers of the UBS Trust and the Laudus Trust, for federal income tax purposes:

(a) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Selling Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Selling Fund or upon the distribution of Acquiring Fund Shares to the shareholders of the Selling Fund.

(c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund.

(d) The tax basis of the assets of the Selling Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the exchange.

(e) The holding period of the assets of the Selling Fund received by the Acquiring Fund will include the period during which such assets were held by the Selling Fund.

(f) No gain or loss will be recognized by the shareholders of the Selling Fund upon the exchange of their shares of the Selling Fund for Acquiring Fund Shares (including fractional shares to which they may be entitled).

(g) The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Selling Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(h) The holding period of the Acquiring Fund Shares received by the shareholders of the Selling Fund (including fractional shares to which they may be entitled) will include the holding period of the Selling Fund shares surrendered in exchange therefor, provided that the Selling Fund shares were held as a capital asset as of the Closing Date of the Reorganization.

No opinion will be expressed as to the effect of the Reorganization on (i) the Selling Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Selling Fund or the Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Selling Fund and Acquiring Fund will cooperate to make

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and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

Brokerage Fees and Expenses; Other Agreements

9.1 The Laudus Trust represents and warrants to the UBS Trust, and the UBS Trust represents and warrants to the Laudus Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

9.2 CSIM and UBS Global AM shall bear the fees, costs, and expenses incurred in connection with the transaction contemplated by this Agreement in the manner set forth in the Fund Sponsorship Agreement, dated March 26, 2009, to which CSIM and UBS Global AM are parties. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

9.3 (a) UBS Global AM will indemnify and hold harmless the Laudus Trust, CSIM, the Acquiring Fund, and their directors, officers, employees, and affiliates (each, a “Laudus Indemnified Party”), from and against any and all damages, costs and expenses (including reasonable attorney’s fees and costs) incurred by any of them as a result of any breach or failure of the UBS Trust’s representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the UBS Trust in the performance (or failure to perform) of the UBS Trust’s obligations under this Agreement.

(b) UBS Global AM’s agreement to indemnify a Laudus Indemnified Party pursuant to this paragraph 9.3 is expressly conditioned upon UBS Global AM being promptly notified of any action or claim brought against any Laudus Indemnified Party after that party receives notice of the action. The failure of a Laudus Indemnified Party to notify UBS Global AM will not relieve UBS Global AM from any liability that UBS Global AM may have otherwise than on account of this indemnification agreement.

(c) In case any action or claim is brought against any Laudus Indemnified Party and that party timely notifies UBS Global AM of the commencement of the action or claim, UBS Global AM will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If UBS Global AM decides to assume the defense of the action, UBS Global AM will not be liable to the Laudus Indemnified Party for any legal or other expenses subsequently incurred by the Laudus Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the Laudus Indemnified Party if the Laudus Indemnified Party has concluded reasonably that representation of UBS Global AM and the Laudus Indemnified Party would be inappropriate as a result of actual or potential differing interests between them in the conduct of the defense of such action.

9.4 (a) CSIM will indemnify and hold harmless the UBS Trust, UBS Global AM, the Selling Fund, and their directors, officers, employees and affiliates (each, a “UBS Indemnified Party”) from and against any and all damages (including reasonable attorney’s fees and costs) incurred by any of them as a result of any breach or failure of the Laudus Trust’s representations or warranties under this Agreement, or as a result of any willful misconduct or gross negligence by the Laudus Trust in the performance (or failure to perform) of the Laudus Trust’s obligations under this Agreement.

(b) CSIM’s agreement to indemnify a UBS Indemnified Party pursuant to this paragraph 9.4 is expressly conditioned upon CSIM being promptly notified of any action or claim brought against any UBS Indemnified Party after that party receives notice of the action. The failure of a UBS Indemnified Party to notify CSIM will not relieve CSIM from any liability that CSIM may have otherwise than on account of this indemnification agreement.

(c) In case any action or claim is brought against any UBS Indemnified Party and that party timely notifies CSIM of the commencement of the action or claim, CSIM will be entitled to participate in and, to the extent that it

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wishes to do so, to assume the defense of the action or claim with counsel satisfactory to it. If CSIM decides to assume the defense of the action, CSIM will not be liable to the UBS Indemnified Party for any legal or other expenses subsequently incurred by the UBS Indemnified Party in connection with the defense of the action or claim other than: (i) reasonable costs of investigation or the furnishing of documents or witnesses and (ii) all reasonable fees and expenses of separate counsel to the UBS Indemnified Party if the UBS Indemnified Party has concluded reasonably that representation of CSIM and the UBS Indemnified Party would be inappropriate as a result of actual or potential differing interest between them in the conduct of the defense as a result of the action.

ARTICLE X

Entire Agreement; Survival of Representations, Warranties and Covenants

10.1 The Laudus Trust and the UBS Trust agree that neither of them has made any representation, warranty or covenant with respect to the Reorganization not set forth in this Agreement and that this Agreement represent the entire agreement among them with respect to the Reorganization.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.

ARTICLE XI

Termination

11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of the UBS Trust and the Laudus Trust; (ii) the UBS Trust, in the event the Laudus Trust has, or the Laudus Trust in the event the UBS Trust has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; (iii) the UBS Trust or the Laudus Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met or (iv) the UBS Trust or the Laudus Trust by written notice to the other party following a determination by the terminating party’s Board of Trustees that the consummation of the Reorganization is not in the best interest of its shareholders.

11.2 In the event of any such termination, in the absence of willful default, the Laudus Trust or the UBS Trust or their respective trustees or officers, will not be liable to the other party or parties.

ARTICLE XII

Amendments

This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Laudus Trust and the UBS Trust; provided, however, that following the meeting of the Selling Fund’s shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund’s Shareholders under this Agreement to the detriment of the shareholders without their further approval.

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ARTICLE XIII

Notices

13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail as follows:

Selling Fund: Mark F. Kempner The UBS Funds One North Wacker Drive Chicago, IL 60606	Acquiring Fund: Jeffrey Mortimer Laudus Trust 101 Montgomery Street San Francisco CA, 94104

with a copy to: Bruce G. Leto, Esq. Stradley, Ronon, Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	with a copy to: Timothy W. Levin, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103

ARTICLE XIV

Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws (without giving effect to the conflicts-of-law principles thereof) of the Commonwealth of Pennsylvania.

14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party. Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 The UBS Trust is executing this Agreement solely on behalf of the Selling Fund. References to the “UBS Trust” shall be construed to refer solely to the UBS Trust acting on behalf of the Selling Fund, and no liability shall accrue to the UBS Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Selling Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

Notice is hereby given that this instrument is executed on behalf of the Trustees of the UBS Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Selling Fund.

14.6 The Laudus Trust is executing this Agreement solely on behalf of the Acquiring Fund. References to the “Laudus Trust” shall be construed to refer solely to the Laudus Trust acting on behalf of the Acquiring Fund, and no liability shall accrue to the Laudus Trust generally or to any other fund in respect of this Agreement or any of the obligations hereunder, and each of the parties will look only to the assets of the Acquiring Fund for satisfaction of any obligation or liability arising under or in respect of this Agreement.

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Notice is hereby given that this instrument is executed on behalf of the Trustees of the Laudus Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Acquiring Fund.

*       *       *       *       *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date first set forth herein.

UBS TRUST		LAUDUS TRUST

Signature	Date	Signature	Date

Print Name	Title	Print Name	Title

UBS GLOBAL ASSET AMERICAS, INC		CHARLES SCHWAB INVESTMENT MANAGEMENT MANAGEMENT, INC.
(as to the provisions of Paragraphs 9.2 and 9.3 only)		(as to the provision of Paragraphs 9.2 and 9.4 only)

Signature	Date	Signature	Date

Print Name	Title	Print Name	Title

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THE UBS FUNDS

PROXY	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 26, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE UBS FUNDS
The undersigned hereby appoint(s) Joseph J. Allessie and Tammie Lee, or either of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the UBS U.S. Large Cap Growth Fund (the “UBS Fund”) with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the Fund, a series of The UBS Funds (the “UBS Trust”) to be held at the UBS Trust’s principle executive offices at One North Wacker Drive, Chicago, Illinois 60606, at 10:30 a.m. Central time on June 26, 2009, and at any adjournments or postponements thereof.
The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Prospectus/Proxy Statement, and revokes any proxy previously given with respect to such meeting.
This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-
direct.com/ubs
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date	UBS_20121_042409

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☑

To vote on an Agreement and Plan of Reorganization between the UBS Trust, on behalf of the UBS Fund, and the Laudus Trust, on behalf of the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Laudus Fund”), that provides for: (i) the acquisition of all of the assets, subject to the liabilities, of the UBS Fund in exchange for shares of the Laudus Fund; (ii) the pro rata distribution of shares of the Laudus Fund to the shareholders of the UBS Fund; and (iii) the liquidation and dissolution of the UBS Fund.
	FOR	AGAINST	ABSTAIN

	☐	☐	☐
PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE
ENCLOSED ENVELOPE

LAUDUS TRUST
101 Montgomery Street
San Francisco, CA 94104
STATEMENT OF ADDITIONAL INFORMATION
Acquisition of the Assets and Liabilities of
UBS U.S. LARGE CAP GROWTH FUND
a series of The UBS Funds
One North Wacker Drive
Chicago, Illinois 60606
By and in Exchange for Shares of
LAUDUS GROWTH INVESTORS U.S. LARGE CAP GROWTH FUND
a series of
Laudus Trust
101 Montgomery Street
San Francisco, CA 94104
April 29, 2009
     This Statement of Additional Information (the “SAI”), which is not a prospectus, relating specifically to the proposed transfer of assets and liabilities of the UBS U.S. Large Cap Growth Fund (the “UBS Fund” or the “Acquired Fund”) to the Laudus Growth Investors U.S. Large Cap Growth Fund (the “Laudus Fund” or the “Surviving Fund” and, together with the UBS Fund, the “Funds”) (the “Reorganization”), should be read in conjunction with the Prospectus/Proxy Statement dated April 29, 2009 relating specifically to the Reorganization (the “Prospectus”). Copies of the Prospectus may be obtained at no charge by calling the Laudus Trust at 1-800-447-3332.

GENERAL INFORMATION
     The Board of Trustees of the UBS Fund has approved an Agreement and Plan of Reorganization which contemplates the transfer of all the assets and liabilities of the UBS Fund to the Laudus Fund in exchange for shares of the Surviving Fund. A special meeting of shareholders of the UBS Fund to consider the Reorganization will be held on Friday, June 26, 2009 at the offices of the UBS Fund’s investment adviser, UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, Illinois 60606, at 10:30 a.m. Central time. For further information about the Reorganization, see the Prospectus.
DOCUMENTS INCORPORATED BY REFERENCE
     The following documents are incorporated by reference herein:
     1. The Statement of Additional Information of the UBS Trust relating to the UBS Fund dated October 28, 2008, as supplemented December 24, 2008.
     2. The Report of the Independent Registered Public Accounting Firm and audited financial statements of the UBS Fund included in the UBS Fund’s Annual Report for the period ended June 30, 2008. No other parts of the UBS Fund’s Annual Report are incorporated herein by reference.
     3. The unaudited financial statements of the UBS Fund included in the UBS Fund’s Semi-Annual Report for the period ended December 31, 2008. No other parts of the UBS Fund’s Semi-Annual Report are incorporated herein by reference.
PRO FORMA FINANCIAL INFORMATION
     In the Reorganization, the UBS Fund will be combined into the Laudus Fund, which currently has no assets or liabilities. Pro forma combining financial statements are not included because the only significant pro forma financial statement impact relates to the fees and expenses of the Funds, which are summarized in the Prospectus. Shareholders of the UBS Fund should compare the fees and expenses of the Laudus Fund with those of the UBS Fund.
ADDITIONAL INFORMATION ABOUT THE LAUDUS FUND
     The additional information that follows relates solely to the Laudus Fund (referred to below as the “Fund”), a series of the Laudus Trust. The additional information that follows is not a prospectus. It should be read in conjunction with the Prospectus dated April 29, 2009. Copies of the Prospectus may be obtained at no charge by calling Laudus Trust at 1-800-447-3332.
     The audited financial statements of the UBS Fund for the UBS Fund’s fiscal year ended June 30, 2008, including notes thereto and the report of the UBS Fund’s independent registered public accounting firm thereon, are herein incorporated by reference from the UBS Fund’s June 30, 2008 Annual Report. Further, the unaudited financial statements of the UBS Fund for the semi-annual period June 30, 2008 through December 31, 2008 are herein incorporated by reference from the UBS Fund’s December 31, 2008 Semi-Annual Report. A copy of the UBS Fund’s June 30, 2008 Annual Report and December 31, 2008 Semi-Annual Report must accompany the delivery of this SAI.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, POLICIES, SECURITIES, STRATEGIES AND RISKS
     Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval. The following investment policies, securities, strategies, risks and limitations supplement those set forth in the Prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the Fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require the Fund to sell an investment if it could not then make the same investment.
INVESTMENT OBJECTIVES
The Fund seeks long-term capital appreciation. There is no guarantee the Fund will achieve its objective.
FUND’S PRINCIPAL INVESTMENT STRATEGIES
     Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The Fund may, but is not required to, use derivative instruments (“Derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of Derivatives used by the Fund include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.
     The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.
     The Fund may engage in active and frequent trading of the securities in its portfolio (e.g., greater than 100% turnover), which would increase transaction costs incurred by the Fund. In addition, when a fund engages in active and frequent trading, a larger portion of the distributions investors receive from such fund may reflect short-term capital gains which are taxed like ordinary income, rather than long-term capital gain distributions.
     For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.
     In deciding whether an investment is tied to the U.S., the Fund’s subadviser considers a number of factors including whether the investment is issued or guaranteed by the U.S. government or any of its agencies; the investment has its primary trading market in the U.S.; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, the U.S.; the investment is included in an index representative of the U.S.; and the investment is exposed to the economic fortunes and risks of the U.S.
INVESTMENT SECURITIES, STRATEGIES AND RISKS
The different types of investments that the Fund typically may invests in, the investment techniques it may use and the risks normally associated with these investments are discussed below. The Fund will make investments that are intended to help achieve its investment objective.

BANKERS’ ACCEPTANCES or notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.
BORROWING. The Fund may borrow for temporary or emergency purposes; for example, the Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The Fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of the Fund’s shares and in its portfolio yield. The Fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (“SEC”). If assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to avoid liquidation of those assets.
The Fund may establish lines-of-credit (“lines”) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund may use the lines to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the fund’s remaining shareholders. The Fund will pay a fee to the bank for using the lines.
CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The Fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.
COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the Fund, and affect its share price.
DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (“principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.
Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (“bonds”) tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.”
The market for these securities has historically been less liquid than investment grade securities.
DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. The Fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the Fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could suffer losses.
DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, withholding taxes on income or possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The Fund may invest in ADRs as part of its principal investment strategy.
DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.” The Fund may use derivative instruments as part of its principal investment strategy.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the Investment Adviser (as defined below) or Subadviser expects to discover additional derivative instruments and other hedging or risk management techniques. The Investment Adviser or Subadviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations, operating policies, and applicable regulatory authorities.
EXCHANGE TRADED FUNDS (“ETFs”) such as Standard and Poor’s Depositary Receipts (“SPDRs”) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Pursuant to an exemptive order issued by the Securities and Exchange Commission to iShares and procedures approved by the Fund’s Board of Trustees, the Fund may invest in iShares, provided that the Fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.
EQUITY LINKED SECURITIES. The Fund may invest a portion of their assets in equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. Equity linked securities are primarily used by the Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that the Fund invests in equity linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below.
The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.
Equity linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See “Options” below. Equity linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities. In some instances, investments in equity linked securities may also be subject to the Fund’s limitations on investing in investment companies; see “Investment Company Securities” below.
EQUITY SECURITIES represent ownership interests in a company, and are commonly called “stocks.” The Fund invests in equity securities as part of its principal investment strategy. Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, GDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, “REITs”, see section entitled “Real Estate Investment Trusts”).
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.
Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A company may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the Fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.
Initial Public Offering. The Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units, along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.

FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
FOREIGN CURRENCY TRANSACTIONS. As part of its principal investment strategy, the Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another (as in cross hedging, see below). The Fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the Fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the Fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the Fund could sustain a loss.
The Fund also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, the Fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the Fund expects to purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of the Fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts into which the Fund enters. Such imperfect correlation may cause the Fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:
LOCK IN. When the Investment Adviser or Subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
CROSS HEDGE. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.
DIRECT HEDGE. If the Investment Adviser or Subadviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Investment Adviser or Subadviser thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would benefit from an increase in value of the bond.
PROXY HEDGE. The Investment Adviser or Subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
COSTS OF HEDGING. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.
TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the Fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.
FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. The Fund may invest in foreign securities as part of its principal investment strategy. Foreign securities in which the Fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of the Fund, and its ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the Fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the Fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the Fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund.
FORWARD CONTRACTS are sales contracts between a buyer (holding the “long” position), and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The Fund may engage in forward contracts as part of its principal investment strategy. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. As part of its principal investment strategies, the Fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (“CFTC”) licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Although positions are usually marked to market on a daily basis with an intermediary (executing broker) there remains a credit risk with the futures exchange.
The Fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the Fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the Fund may purchase futures contracts. Such transactions allow the Fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the Fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The Fund may enter into futures contracts for other reasons as well. For example, to efficiently change the duration stance of the Fund by buying and/or selling government bond futures.

When buying or selling futures contracts, the Fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to the Fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the Fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While the Fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the Fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the Fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the Fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent the Fund also invests in futures in order to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, the Fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the Fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. The Fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the Fund seeks to close out a futures position. If the Fund is unable to close out its position and prices move adversely, the Fund would have to continue to make daily cash payments to maintain its margin requirements. If the Fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the Fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The Fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. The Fund will not invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instruments. The liquidity of the Fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities. Any security may become illiquid at times of market dislocation.
MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When the Fnd buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
The Fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, the Fund may invest in money market securities. The Fund may also invest in money market securities to the extent it is consistent with its investment objective.
NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration.
NON-TRADITIONAL EQUITY SECURITIES. The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.
The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.
OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller. The Fund may engage in options contracts as part of its principal investment strategy.
A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by the Fund will be covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or the Fund will earmark or segregate assets for any outstanding option contracts.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the Fund writes will be covered, which means that the Fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The Fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. The Fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or wrote.
An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.
Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the Fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.
The Fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Fund, does not exceed 5% of its net assets.
An option contract may be implicitly entered into by purchasing certain securities with built in options. An example of such would be a reverse floating rate note where the buyer is also selling one or more caps on short dated interest rates.
PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of the Fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 (“1940 Act”).
REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements the Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short - from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the Fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.
REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by the Fund. The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on the Fund’s portfolio’s securities. Because the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.
The Fund also may enter into mortgage dollar rolls, in which the Fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the MBS during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by the Fund.
The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in short duration investment-grade debt obligations. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the Investment Adviser believes that such arbitrage transactions present lower risks to the Fund than those associated with other types of leverage. There can be no assurance that the Fund’s use of the cash it receives from a mortgage dollar roll will provide a positive return.
SECURITIES LENDING of portfolio securities is a common practice in the securities industry. The Fund will engage in security lending arrangements. For example, the Fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

The Fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from the loan (at market value computed at the time of the loan).
By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the Fund, it is expected that the Fund will do so only where the items being voted upon are, in the judgment of the Investment Adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the Fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.
If the Fund decides to purchase securities of other investment companies, the Fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for the Fund are currently restricted under federal regulations, and therefore, the extent to which the Fund may invest in another mutual fund may be limited.
Funds in which the Fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to the Fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.
SHORT SALES may be used by the Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which the Fund sells a security it does not own. To complete such transaction, the Fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the Fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The Fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the Fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the Fund replaces the borrowed securities.
The Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security and, conversely, the Fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If the Fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.
SPREAD TRANSACTIONS may be used for hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a credit derivative contract (single name or multiname or index), a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.
Swap agreements can be structured to increase or decrease the Fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the Fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the Fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the Fund, the Fund must be prepared to make such payments when they are due. In order to help minimize risks, the Fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. The Fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Fund will enter into swap agreements with counterparties deemed creditworthy by the Investment Adviser.
In addition, the Fund may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.
For purposes of applying the Fund’s investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
TEMPORARY DEFENSIVE STRATEGIES are strategies the Fund may take for temporary or defensive purposes. The investment strategies for the Fund are those that the Fund uses during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the Fund’s objectives. The Fund will do so only if the Investment Adviser or Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. When the Fund engages in such activities, it may not achieve its investment objective.
U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

INVESTMENT LIMITATIONS
The following are fundamental investment limitations and instruction, and may be changed only by vote of a majority of the Fund’s outstanding voting securities.
The Fund may not:
1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2)	Purchase or sell commodities or real estate, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Make loans to other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4)	Borrow money, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5)	Issue senior securities, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6)	Underwrite securities issued by other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions such as obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Fund’s concentration policy, (i) financial service companies will be classified according to the types of services; for example, insurance, commercial banks, mortgages, and diversified finance will each be considered a separate industry; (ii) energy and natural resources companies will be classified according to the types of products and services; for example, crude oil, petroleum, natural gas, precious metals and mining will each be considered a separate industry.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth below.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits the Fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
The following are non-fundamental investment limitations and restrictions, and may be changed by the board of trustees.
The Fund may not:
1)	Invest more than 15% of its net assets in illiquid securities.

2)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4)	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5)	Borrow money except that the Fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the Fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the Fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require the Fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
The phrase “shareholder approval” as used in the Prospectus and herein, and the phrase “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a class, the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a class, the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
PORTFOLIO TURNOVER
  A change in securities held by the Fund is known as “portfolio turnover” and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions.
     As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of the Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.
INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
     This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.
     The tax status of the Fund and the distributions which it may make are summarized in the Prospectus under the headings “Distributions” and “Taxes.” The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other

RICs) of any one issuer, of two or more issuers of which the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
     If the Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     In order to avoid an excise tax imposed on certain underdistributed amounts, the Fund must distribute prior to each calendar year end without regard to the Fund’s fiscal year end (i) 98% of the Fund’s ordinary income, (ii) 98% of the Fund’s capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and (iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by the Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.
     The Fund may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund’s investments, but, as discussed in the Fund’s Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by the Fund in certain “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. The Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, the Fund may elect to treat a passive foreign investment company as a “qualified electing fund,” in which case different rules will apply, although the Fund generally does not expect to be in the position to make such elections.
     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of the Fund’s dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.
     For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.
     If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.
     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.
     Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010.
     Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.
     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from the Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.
     Under current law, the Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general backup withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes the Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.
     In order for a foreign investor to qualify for exemption from (or reduced rates for) withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.
     The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

          Certain transactions effectively insulating the Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as “constructive sales” for this purpose. The Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.
     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.
MANAGEMENT OF THE FUND
     Laudus Trust. The Trustees oversee the general conduct of the Fund’s business. Certain information concerning the Trustees is set forth below.

Number of
Name, Address[1] and		Portfolios
Year of Birth; (Term	Principal	in Fund
of Office and Length	Occupation(s) During	Complex	Other Directorships Held by
of Time Served2)	Past Five Years	Overseen	Trustee
Independent Trustees:
Mariann Byerwalter [3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	84 [4]	Board 1 – Director, Redwood Trust, Inc. (mortgage finance). Board 2 – Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler [3] 1941 (1/04-present)	Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	84 [4]	Board 1 – Director, Mission West Properties (commercial real estate).

Board 2 – Director, TOUSA
(home building).

Board 3 – Director, Harris-Stratex Networks (a network equipment corporation).

Board 4 – Director, Genitope Corp.
(bio-pharmaceuticals).

Number of
Name, Address[1] and		Portfolios
Year of Birth; (Term	Principal	in Fund
of Office and Length	Occupation(s) During	Complex	Other Directorships Held by
of Time Served2)	Past Five Years	Overseen	Trustee
Board 5 – Director, Ditech Networks (voice communications technology) Board 6 – Rubicon Limited (manufacturing)

Nils H. Hakansson [3] 1937 (3/90-present) Chairman, Audit and Compliance Committee	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	15 [5]	None.

Interested Trustees:

Randall W. Merk[6] 1954 (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	15 [5]	None.

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Laudus Funds retirement policy requires that independent trustees retire by December 31 of the year in which that turn 72; provided that, the full Board may agree to allow an independent trustee to continue to serve for an additional one-year period after his/her scheduled retirement date.

[3]	Member of the Audit Committee.

[4]	This number includes all registered investment companies included in the Fund Complex (Laudus Trust, Laudus Institutional Trust (formerly known as Laudus Variable Insurance Trust), The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, and Schwab Capital Trust) as of March 31, 2009.

[5]	This number includes all registered investment companies included in the Laudus Trust and Laudus Institutional Trust (collectively “Laudus Funds”), each of which is part of the Fund Complex. As of March 31, 2009, the Laudus Funds, in the aggregate, consisted of 15 operational funds.

[6]	Mr. Merk is an interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the adviser.

Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:
— The Trust has a standing Audit and Compliance Committee (formerly the Audit Committee). The members of the Audit and Compliance Committee are identified above. The function of the Audit and Compliance Committee is to provide oversight responsibility for the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and for the Trust’s overall system of internal controls. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The current Audit and Compliance Committee and its predecessor met 2 times during the fiscal year ended March 31, 2009.
— The Trust also has a Nominating Committee (formerly a function of the Governance Committee, which included the Nominating Committee for the period from September 2006 to September 2007) that is composed of all the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of selecting and nominating candidates to serve as members of the Board of Trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The charter directs that the Nominating Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2009.
The following table provides each Trustee’s equity ownership of the Fund and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2008.

		Aggregate Dollar Range of
	Dollar Range of Equity Securities	Equity Securities in the Family
Name of Trustee	in the Fund	of Investment Companies[7]
Independent Trustees:
Mariann Byerwalter	$0	$0
William A. Hasler	$0	$0
Nils H. Hakansson	$0	$10,001 - $50,000
Interested Trustee:
Randall W. Merk	$0	$50,001 - $100,000

[7]	As of December 31, 2008 the Family of Investment Companies consisted of 15 operational series of the Laudus Trust and Laudus Institutional Trust.

     Certain information concerning the Trust’s officers is set forth below:

Name, Address[8] and Year of
Birth; (Term of Office[9] and		Principal Occupation During
Length of Time Served)	Position with the Trust	Past Five Years
Jeffrey Mortimer 1963 (3/08-present, President and CEO) (04/08-present, CIO)	President, Chief Executive Officer and Chief Investment Officer	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06 – present)	Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05 – present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; since 2006, Chief Counsel, Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Bari Havlik 1961 (2/09-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co., Inc. and head of Global Compliance for The Charles Schwab Corporation since 2004.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Institutional Trust. Until December 2004, Vice President, Internal Audit, The Charles Schwab Corporation.

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director, Charles Schwab & Co., Inc.

[8]	The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[9]	There is no stated term of office for the officers of the Trust.

     Ms. MacGregor, and Messrs. Mortimer, Pereira, Havlik, Kern, and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.
Trustee Compensation.
     Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.
     In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Institutional Trust (the “Retirement Plan”). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Institutional Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Institutional Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each fund of the Trust and the sole series of the Laudus Institutional Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the funds of the Trust in operation on the date of the Independent Trustee’s retirement.
     Effective June 28, 2006, the Retirement Plan terminated with respect to new Participants, including Independent Trustees of the Trust first elected by shareholder vote on June 26, 2006. With respect to Participants prior to June 26, 2006 (a “Current Participant”), the Account Balance of each Current Participant under the Plan was frozen at the value determined as of September 29, 2006, except that each Account Balance was credited with an amount equal to one-half of the amount that would be credited to such Account Balance as of the last day of the Plan Year ending March 31, 2007. The terms of the Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.
     The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the Fund Complex for the fiscal year ended March 31, 2009, is shown in the table below.

				TOTAL
		PENSION OR		COMPENSATION
		RETIREMENT		FROM
	AGGREGATE	BENEFITS	ESTIMATED	REGISTRANT
	COMPENSATION	ACCRUED AS	ANNUAL	AND FUND
NAME OF PERSON	FROM	PART OF FUND	BENEFITS UPON	COMPLEX[10] PAID
TRUSTEES:	REGISTRANT	EXPENSES	RETIREMENT	TO DIRECTORS[11]
Mariann Byerwalter	$55,000.00	$10,805.00	$0	$291,000.00
William A. Hasler	$55,000.00	$10,805.00	$0	$291,000.00
Nils H. Hakansson	$55,000.00	$77,454.00	$0	$55,000.00

[10]	As of March 31, 2009, the Fund Complex consisted of 84 funds, which included the 15 operational series of the Laudus Trust and Laudus Institutional Trust and 69 operational series of the Schwab Funds.
INVESTMENT ADVISORY AND OTHER SERVICES
  ADVISORY AGREEMENTS
     After their initial two year terms, the continuation of the Fund’s advisory agreements must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
     After their initial two year terms, each year, the Board of Trustees will call and hold one or more meetings to decide whether to renew the advisory agreement between Laudus Trust (the “Trust”) and CSIM (the “Investment Adviser”), and the sub-advisory agreement between CSIM and UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Subadviser”) with respect to the Fund. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and UBS Global AM as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.
     UBS Global AM, with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Fund. UBS Global AM is an investment management firm managing approximately $144 billion, as of December 31, 2008, primarily for institutional pension and profit sharing funds. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $539 billion in assets under management as of December 31, 2008.
     CSIM oversees the advisory services provided to the Fund. Pursuant to separate sub-advisory agreement, and under the supervision of the Investment Adviser and the Fund’s Board of Trustees, UBS Global AM is responsible for the day-to-day investment management of the Fund’s assets. UBS Global AM also is responsible for managing their employees who provide services to the Fund.
About CSIM
     CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.
     As of December 31, 2008, CSIM managed approximately $236 billion in assets.
     Principal Executive Officer and Directors — Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME	POSITION
Randall W. Merk	Director, President and Chief Executive Officer

Charles R. Schwab	Chairman and Director
     As disclosed in the Prospectus under the heading “Management of the Fund,” under a management contract (the “Management Contract”) between the Trust, on behalf of the Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a sub-advisory agreement between CSIM and UBS Global AM, UBS Global AM will continuously furnish an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities.
     The Fund has agreed to pay CSIM a monthly management fee at an annual percentage rate of the Fund’s average daily net assets. The table below shows the advisory fee payable to CSIM by the Fund.

First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 to $1.5 billion	0.60%
$1.5 to $2 billion	0.575%
Above $2 billion	0.55%
     CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contract and, if necessary, will bear certain expenses of the Fund for at least two years from the date of the Fund’s commencement of operations (unless the waiver is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that the Fund’s total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) will not exceed the limit stated in the Prospectus. In addition, CSIM’s compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of the Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of the Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.
     The Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.
     The Management Contract automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Trust to CSIM or by CSIM to the Trust.
SUBADVISORY AGREEMENT
     The Trust and CSIM have entered into an agreement on behalf of the Fund with UBS Global AM by which it acts as subadviser to the Fund (the “Subadviser Agreement”). Under the Subadviser Agreement, UBS Global AM, at its

expense, continuously furnishes an investment management program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.
Subadvisory Fee
     This section describes the subadvisory fee payable by CSIM to UBS Global AM. Please remember, however, that the following fees described are paid by CSIM to UBS Global AM; they do not affect how much you pay or the Fund pays.

First $100 million	0.35%
$100 million to $250 million	0.33%
$250 million to $500 million	0.30%
$500 million to $1 billion	0.25%
$1 to $1.5 billion	0.23%
$1.5 to $2 billion	0.21%
Above $2 billion	0.20%
Administrative Services. The Trust has entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the “Administrator”) pursuant to which the Administrator provides certain management and administrative services necessary for the Fund’s operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund’s officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, the Administrator is entitled to receive $1,000 per annum, as well as a fee based on the average daily net assets of the Trust (the “Administrator’s Asset-Based Fee”). In calculating the Administrator’s Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator1. The Administrator’s Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS	FEE
First $100 billion	0.11 bp
Next $60 billion	0.07 bp
Thereafter	0.05 bp

[1]	In addition to the Trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Institutional Trust, Schwab Investments, The Charles Schwab Family of Funds, Schwab Annuity Portfolios, and Schwab Capital Trust.
     The Trust also has entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the “Fund Accountant”) pursuant to which the Fund Accountant provides certain accounting services necessary for the Fund’s operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for the Fund. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the “Fund Accountant’s Asset-Based Fee”). In calculating the Fund Accountant’s Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant (see footnote 1 above). The Fund Accountant’s Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS	FEE
First $100 billion	0.25 bp
Next $60 billion	0.18 bp
Thereafter	0.13 bp
     In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of the Fund equal to $2 for equity securities and $8 for fixed income securities. Lastly, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.
     Distributor. As stated in the Prospectus under the heading “Management of the Fund — Distributor,” shares of the Fund are sold on a continuous basis by the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Distributor’s principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the Distributor’s Contract between the Trust and the Distributor (the “Distributor’s Contract”), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.
     The Distributor’s Contract may be terminated with respect to the Fund at any time on 60 days’ written notice without penalty either by the Distributor, by the Fund, or by the Trust and will terminate automatically in the event of its assignment.
     The Distributor’s Contract will continue in effect for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the Trust’s Board of Trustees or (ii) by the vote of a majority of the outstanding shares of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees of the Trust by vote cast in person at a meeting called for that purpose.
     CSIM may pay certain Intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain Intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Fund or its shareholders and may be substantial.
     Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, “Intermediaries”). Investors purchasing and redeeming shares of the Fund through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.
     Custodial Arrangements. The Trust’s custodian is State Street Bank and Trust Company (in such capacity, the “Custodian”), Boston MA 02103. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to fund portfolio securities.
     Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP. The firm conducts an annual audit of the financial statements, assists in the preparation of the Trust’s federal and state income tax returns and filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

          Codes of Ethics. Each of the Trust (on behalf of the Fund), CSIM, UBS Global AM and the Distributor (as the Fund’s principal underwriter) have adopted codes of ethics (each a “Code”) pursuant to Rule 17j-1 of the 1940 Act. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM’s Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM’s Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. UBS Global AM’s Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds UBS Global AM advises or subadvises. Securities transactions may be subject to prior approval of UBS Global AM’s Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor’s Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Fund. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.
PORTFOLIO MANAGERS
     UBS Global AM acts as subadviser to the Fund. Presented below is information about the portfolio managers of the Fund as identified in the Fund’s Prospectus.
          The following table provides information relating to other accounts managed by the portfolio managers as of March 1, 2009.

	Registered Investment		Other Pooled Investment		Other Accounts
	Companies		Vehicles		(separate accounts)
		Total		Total		Total
	Number of	Assets (in	Number of	Assets (in	Number of	Assets (in
Name	accounts	millions)	accounts	millions)	accounts	millions)
Lawrence Kemp	2	$171	4	$1,483	10	$2,381
Philip Ruvinsky	2	$171	4	$1,483	5	$2,380
          The portfolio managers’ management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
          If the portfolio managers identify a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.
     The compensation received by the portfolio managers at UBS Global AM, including the Fund’s portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global AM’s clients. Overall compensation can be grouped into three categories:
•	Competitive salary, benchmarked to maintain competitive compensation opportunities.

•	Annual bonus, which is discretionary and tied to individual contributions and investment performance.

•	UBS equity awards, promoting company-wide success and employee retention.
  Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.
  Annual bonuses are discretionary and correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS’ clients. The portfolio manager’s bonus is based on the performance of the Fund as compared to the Fund’s broad-based index over a three-year rolling period.
     UBS AG Equity. Senior investment professionals, including the portfolio manager of the Fund, may receive a portion of his/her annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.
     Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS AG stock with after-tax funds from their bonus and/or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS feels this engages its employees as partners in the firm’s success, and helps to maximize its integrated business strategy.
     Because the Fund has not commenced operations prior to the date of this SAI, no information regarding the Portfolio Managers’ “beneficial ownership” of shares of the Fund has been included. This information will appear in a future version of the SAI.
PORTFOLIO TRANSACTIONS
     UBS Global AM is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. UBS Global AM is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Under its subadvisory agreement with CSIM on behalf of the Fund, UBS Global AM is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Fund.
     The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if UBS Global AM determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm’s overall responsibilities with respect to the clients, including the Fund, as to which UBS Global AM exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, UBS Global AM considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or UBS Global AM. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows UBS Global AM to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. UBS Global AM is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing UBS Global AM’s research.
     UBS Global AM effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by UBS Global AM, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of UBS Global AM, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of UBS Global AM, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.
     When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with UBS Global AM or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or UBS Global AM may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, futures commissions merchants who are affiliated with UBS Global AM or the Fund in accordance with procedures adopted by the Board.
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
     The Trust is an open-end series investment company organized as a Massachusetts business trust. A copy of the Third Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to “Barr Rosenberg Series Trust” from “Rosenberg Series Trust” on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the “Laudus Trust.”
     Interests in the Trust’s portfolios are currently represented by shares of 13 series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value

Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg Value Long/Short Equity Fund, Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund and Laudus Growth Investors U.S. Large Cap Growth Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in their respective Prospectuses.
     The Laudus Growth Investors U.S. Large Cap Growth Fund has one class of shares.
     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the vote of the Trustees.
VOTING RIGHTS
     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.
     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.
     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Independent Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, liquidate, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. Trustees may, without approval of the relevant shareholders, combine one or more series or classes of the Trust into a single series or class on such terms and conditions as the Trustees shall determine.
     Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.
PROXY VOTING
     The Trust’s proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, on the Fund’s website at www.laudus.com. It is also available in the Fund’s Form N-PX which can be obtained on the SEC’s website at www.sec.gov.
SHAREHOLDER AND TRUSTEE LIABILITY
     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
OWNERS OF 5% OR MORE OF THE FUND’S SHARES
     As of March 16, 2009, the officers and trustees of the Trust, as a group, owned of record, directly or beneficially less than 1% of any class of outstanding equity securities of the Fund.
     As of March 16, 2009, no persons or entities owned, of record or beneficially, more than 5% of the outstanding equity securities of the Fund.

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION
     Information regarding the availability of the Fund’s portfolio securities can be obtained by calling 1.800.447.3332.
     The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust’s President upon prior consultation with the Fund’s Subadviser and the Fund’s Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust’s President must determine that: (i) such disclosure is in the best interests of the Fund’s shareholders; and (ii) that no conflict exists between the interests of the Fund’s shareholders and those of the Fund’s Adviser, Subadviser or principal underwriter.
     Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Fund’s Subadviser and the Funds’ Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Fund selectively discloses portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, the Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Fund to whom the Fund selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.
     A complete list of the Fund’s portfolio holdings is published on the Laudus website at www.laudus.com, under “Analysis & Commentary”, typically 25-30 days after the end of the Fund’s fiscal quarter (which is also a calendar quarter-end). The portfolio holdings information available on the Fund’s website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. The Fund provides on the website quarterly information regarding certain attributes of the Fund’s portfolio, such as the Fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 20-30 days after the end of the fiscal quarter. The information on the website is publicly available to all categories of persons.
     The Fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the Fund and that there are no conflicts of interest between the Fund’s shareholders and Fund’s Adviser, Subadviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
     The Fund’s service providers, including, without limitation, the Adviser, Subadviser, distributor, transfer agent, administrator, custodian, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the Fund. The names of those persons to whom the Fund selectively discloses portfolio securities information will be disclosed in this Statement of Additional Information. ISS Governance Services (a division of RiskMetrics Group) and State Street Bank and Trust Company, as service providers to the Fund, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Fund, is currently receiving this information on a quarterly basis. Glass Lewis, as a service provider to the Fund, receives this information on a as-needed basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of the service provider’s relationship with the Trust. In accordance with the exemptive order issued by the SEC to iShares and procedures approved by the Trust’s Board of Trustees, the Trust will promptly notify iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes the Fund to hold (i) 5% or more of such iShares Fund’s total outstanding voting securities, and (ii) 10% or more of such iShares Fund’s total outstanding voting securities. In addition, the adviser or Subadviser will, upon causing the Fund to acquire more than 3% of an open-end iShares Fund’s outstanding shares, notify the open-end iShares Fund of the investment.
     The Fund may disclose non-material information including commentary and aggregate information about the characteristics of the Fund in connection with or relating to the Fund or its portfolio securities to any person including, but not limited to, rating or ranking organizations, if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of the Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
     Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning the fund. Commentary and analysis includes, but is not limited to, the allocation of the Fund’s portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of the Fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of the Fund.
     Neither the Fund nor the Fund’s Adviser or Subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
DETERMINATION OF NET ASSET VALUE
     Each business day, the Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange (“NYSE”). This means that NAVs are calculated using the values of the Fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. The Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the Fund’s Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Fund pursuant to the procedures.
PURCHASE AND REDEMPTION OF SHARES
     The procedures for purchasing shares of Fund and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of the

Fund are described in the Prospectus.
     As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of the Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler’s checks.
     The Fund has authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives such order. Such orders will be priced at the Fund’s net asset value per share next determined after such orders are received by an authorized broker or the broker’s authorized designee.

APPENDIX A — DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES
Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Laudus Institutional Trust
Proxy Voting Policy and Procedures
As of March 19, 2009
Charles Schwab Investment Management (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM ’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Vice President-Portfolio Operations & Analytics. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the “Funds” or “SchwabFunds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (collectively, the “Funds” or “Laudus Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds and Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds and Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services, acquired by RiskMetrics Group (“RMG”), as an expert in the proxy voting and corporate governance area. The services provided by RMG include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. (“Glass Lewis”), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.

Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed RMG’s written proxy voting policies and procedures (“RMG’s Proxy Procedures”) and has determined that RMG’s Proxy Procedures, with the exception noted below, are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to RMG’s Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
          Except under each of the circumstances described below, the Proxy Committee will delegate to RMG responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with RMG’s Proxy Procedures.
          RMG’s Proxy Procedures are not intended to cover proxies of limited partnerships (“LP Proxies”), and accordingly RMG does not provide analysis or voting recommendations for LP Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received and reviewed Glass Lewis’s written proxy policy guidelines (“Glass Lewis’s Proxy Procedures”) and has determined that Glass Lewis’s Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis’s Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee will instruct RMG to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis’s Proxy Procedures.
          For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of RMG or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct RMG to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.
          With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”),

unless otherwise required by law. When required by law, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to “echo vote,” the Proxy Committee will delegate to RMG responsibility for voting proxies of an unaffiliated mutual fund in accordance with RMG’s Proxy Procedures.
          With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed RMG to vote against such proposals unless the company does not meet RMG’s 2008 performance hurdle. A company fails to meet the performance hurdle if its total shareholder returns relative to industry peers and the appropriate broad market index are in the bottom 5% for the one-year and three-year periods. In cases where a company fails to meet the performance hurdle, the Proxy Committee has instructed RMG to vote for shareholder proposals requiring that the chairman’s position be filled by an independent director.
          In addition to RMG not providing analyses or recommendations for LP Proxies, there may be other circumstances in which RMG does not provide an analysis or recommendation for voting a security’s proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund’s NAV, and (2) the security’s value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.
          Conflicts of Interest. Except as described above for proxies of mutual funds and shareholder proposals requiring that the chairman’s position be filled by an independent director, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to RMG responsibility for voting such proxies in accordance with RMG’s Proxy Procedures, or, in the case of LP Proxies, in accordance with Glass Lewis’s recommendations as provided to RMG. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
          Voting Foreign Proxies. CSIM has arrangements with RMG for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
o	proxy statements and ballots written in a foreign language;

o	untimely and/or inadequate notice of shareholder meetings;

o	restrictions of foreigner’s ability to exercise votes;

o	requirements to vote proxies in person;

o	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, RMG uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs RMG not to vote such foreign proxies.
          Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.
          Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies’ or other clients’ securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to ensure that each Sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause RMG to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.
Disclosure of Proxy Voting Intentions
CSIM personnel should not discuss with the media or members of the public how CSIM intends to vote on any particular proxy proposal without the advance approval of the Proxy Committee and CSIM’s Chief Counsel. In determining whether to permit the public disclosure, the Proxy Committee and the Chief Counsel will consider whether disclosure of CSIM’s proxy voting intentions – especially when disclosure may influence the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934. This policy does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which CSIM votes proxies.

APPENDIX B — RATINGS OF INVESTMENT SECURITIES
From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.
BONDS
MOODY’S INVESTORS SERVICE
Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
STANDARD & POOR’S CORPORATION
INVESTMENT GRADE
AAA Debt rated ‘AAA’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.
A Debt rated ‘A’ has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
SPECULATIVE GRADE
Debt rated ‘BB’ and ‘B’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB Debt rated ‘BB’ has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.
B Debt rate ‘B’ has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category also is used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.
FITCH, INC.
INVESTMENT GRADE BOND

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA’. Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated ‘F1+’.

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DOMINION BOND RATING SERVICE
Bond and Long Term Debt Rating Scale
As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.
AAA: Highest Credit Quality
AA: Superior Credit Quality
A: Satisfactory Credit Quality
BBB: Adequate Credit Quality
BB: Speculative
B: Highly Speculative
CCC: Very Highly Speculative
CC: Very Highly Speculative
C: Very Highly Speculative
“AAA” Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.
“AA” Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
“A” Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
“BBB” Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.
“BB” Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.
“B” Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
“CCC” / “CC” / “C” Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”. Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.
“D” This category indicates Bonds in default of either interest or principal.
(“HIGH”, “LOW”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.
COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE
Dominion Bond Rating Service
As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.
R-1: Prime Credit Quality
R-2: Adequate Credit Quality
R-3: Speculative
All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.
“R-1 (HIGH)” Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
“R-1 (MIDDLE)” Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.
“R-1 (LOW)” Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (HIGH)”, “R-2 (MIDDLE)”, “R-2 (LOW)” Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.
“R-3 (HIGH)”, “R-3 (MIDDLE)”, “R-3 (LOW)” Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS
MOODY’S INVESTORS SERVICE
Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.
STANDARD & POOR’S CORPORATION
An S&P SP-1 rating indicates that the subject securities’ issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P’s determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.
FITCH, INC.
Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.
COMMERCIAL PAPER
MOODY’S INVESTORS SERVICE
Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

STANDARD & POOR’S CORPORATION
A Standard & Poor’s Corporation (“S&P”) A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
FITCH, INC.
F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

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